UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☑    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

TECOGEN INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TECOGEN INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date: Thursday, June 9, 2022
Time: 1:00 pm (local time)
Place: 45 First Avenue, Waltham, MA 02451

TO THE STOCKHOLDERS OF TECOGEN INC.:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of Tecogen Inc., a Delaware corporation, ("Company," "Tecogen," "we," "our," "us"), will be held at the Company's offices located at 45 First Avenue, Waltham, Massachusetts, 02451, on Thursday, June 9, 2022, at 1:00 p.m., local time ("Annual Meeting") for the following purposes, as described in our Proxy Statement:
1.To elect eight directors to the Board of Directors of the Company to hold office until the 2023 annual meeting or until their successors are duly elected and qualified.
2.To ratify the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.
3.To approve the adoption by the Board of Directors of the Company's 2022 Stock Incentive Plan.
4.An advisory vote on the compensation paid to the named executive officers of the Company.
5.To transact any other business which may properly be brought before the Annual Meeting or any adjournment or postponement thereof.
All stockholders are cordially invited to attend the Annual Meeting.  Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Annual Meeting. The Board of Directors has fixed the close of business on April 18, 2022 (5:00 p.m., U.S. Eastern Time) as the record date, or the Record Date, for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record during ordinary business hours at the Company's principal executive offices located at 45 First Avenue, Waltham, Massachusetts, 02451 for a period of ten days prior to the Annual Meeting.  The list will also be available for the examination of any stockholder present at the Annual Meeting.
If you are a holder of record on the Record Date and plan to attend the Annual Meeting in person, please bring photo identification. If your shares are held in the name of a broker, bank or other nominee, please bring with you photo identification and a letter from the broker or other nominee confirming your ownership as of the Record Date. If you wish to vote your shares at the Annual Meeting, the broker, bank or other nominee must provide you with a proxy or power of attorney.
Your vote is important.  Your prompt response will also help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings.  Please vote as soon as possible.  The proxy materials, including the Proxy Statement, the Company's Annual Report, which includes our consolidated financial statements for the year ended December 31, 2021, and the proxy card or the notice of internet availability of proxy materials, as applicable, are being distributed beginning on or about April 25, 2022. The proxy materials will also be available to you and other stockholders on the Internet. Websites throughout these proxy materials are provided for reference only.
Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient means of voting are provided on the proxy card or the notice of Internet availability of proxy materials. If you received your materials by mail, you may also vote by signing and dating the enclosed proxy card and returning it to us promptly in the envelope provided.
The Company currently intends to hold its Annual Meeting in person. However, the Company is sensitive to the public health and travel concerns its stockholders may have and recommendations and protocols that federal, state and local governments may impose in light of the evolving coronavirus (COVID-19) pandemic. As a result, in the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting at a different location or holding the meeting solely by remote communication such as by webcast or similar means. Please monitor the Company's News and Events website at https://ir.tecogen.com/news-events for updated information regarding the Annual Meeting. If you are planning on attending the

Annual Meeting, the Company encourages you to check this website prior to the meeting if you plan to attend. As always, the Company encourages you to vote your shares prior to the Annual Meeting.

By Order of the Board of Directors,
/s/ John K. Whiting, IV
John K. Whiting, IV
General Counsel & Secretary
Waltham, Massachusetts
April 25, 2022

TECOGEN INC.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To be held on June 9, 2022
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
WHY DID YOU FURNISH ME WITH THIS PROXY STATEMENT?
This Proxy Statement and accompanying Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Directors of Tecogen Inc. ("Tecogen," "Company," "we," "our," or "us") for the Annual Meeting of Stockholders, to be held on June 9, 2022 at 1:00 p.m., local time, and at any adjournments or postponements of the Annual Meeting. This Proxy Statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply access your proxy card and vote via the Internet, at www.proxyvote.com or by telephone at 1-800-690-6903. However, if you received your proxy materials by mail, you may vote by completing, signing, dating and returning to us the enclosed proxy card.
WHY ARE YOU MAKING THESE MATERIALS AVAILABLE OVER THE INTERNET RATHER THAN MAILING THEM?
Under the "Notice and Access Rule" that the Securities and Exchange Commission, or the SEC, has adopted, we are furnishing proxy materials to our stockholders on the Internet rather than mailing printed copies of those materials to each stockholder. This will help us conserve natural resources and it will save postage, printing and processing costs. If you received the Notice of Internet Availability of Proxy Materials, or the Notice of Internet Availability, by mail, you will not receive a printed copy of our proxy materials unless you specifically request one. Instead, the Notice of Internet Availability will instruct you about how you may (1) access and review the Company's proxy materials on the Internet and (2) access your proxy card to vote on the Internet. We anticipate that we will mail the Notice of Internet Availability to our stockholders on or about April 25, 2022.
The proxy materials are available at https://materials.proxyvote.com/87876P. Enter the 12-digit control number located on the Notice of Internet Availability, proxy card or voter instruction form.
HOW CAN I HAVE PRINTED COPIES OF THE PROXY MATERIALS MAILED TO ME?
Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability.
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?
The following proposals will be addressed at the Annual Meeting:
1. The election of eight directors to the Board of Directors of the Company each to hold office until the next annual meeting of stockholders or their successors are duly elected and qualified, each as identified below;
2. The ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm;
3. Approve the adoption of the Company's 2022 Stock Incentive Plan
4. Approve on a non-binding basis our named executive officer compensation ("Say on Pay")
5. Any other business that may come before the Annual Meeting or any adjournment or postponement of the Annual Meeting so long as such business is properly brought.
WHO MAY VOTE ON THESE PROPOSALS?
Stockholders who owned shares of the Company’s voting stock at the close of business on April 18, 2022 or the Record Date, are entitled to notice of and to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.
On the Record Date, there were 24,850,261 shares of the Company's common stock, $.001 par value per share, or the Common Stock, issued and outstanding and entitled to vote. Our Common Stock will vote as a single class on all matters scheduled to be voted on at the Annual Meeting. There is no cumulative voting.

HOW MANY VOTES DO I HAVE?
Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
Stockholder of Record
If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, you are a “stockholder of record” who may vote at the Annual Meeting. As a stockholder of record you have the right to direct the voting of your shares via the Internet, telephone, by returning a proxy card to us or by voting in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote via the Internet, telephone, or complete, sign, date, and return a proxy card to ensure that your vote is counted.
Beneficial Owner
If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name.” Your broker or nominee is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your broker, bank, or nominee how to vote your shares by using any voting instruction card supplied by them or by following their instructions for voting by telephone, online, or in person. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
Our Board unanimously recommends that stockholders vote "FOR" all eight nominees for director, "FOR" the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accountants, "FOR" the approval of the 2022 Stock Incentive Plan, and "FOR" the approval of the compensation paid to our named executive officers. None of our directors has any substantial interest in any matter to be acted upon, other than proposal No. 3 in view of their eligibility to receive awards under the 2022 Stock Incentive Plan and, with respect to the directors nominated for election at the Annual Meeting, their election under proposal No. 1
WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our issued and outstanding shares are represented by stockholders present at the Annual Meeting or represented by proxy. On the Record Date, there were 24,850,261 shares outstanding and entitled to vote at the meeting. Thus, 12,425,132 shares must be represented by stockholders present at the meeting or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received voting instructions from the beneficial owner. If there is no quorum, the chairman of the meeting or a majority of the votes of stockholders present or represented at the meeting may adjourn the meeting to another date.
WHY WOULD THE ANNUAL MEETING BE ADJOURNED?
The Annual Meeting may be adjourned if a quorum is not present or to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy to approve the proposals. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.
HOW DO I VOTE BY PROXY?
If you hold shares directly as the stockholder of record, you may direct how your shares are voted without attending the Annual Meeting. Such stockholders may deliver their proxies either:
(1)Electronically over the Internet at www.proxyvote.com;
(2)By telephone at 1-800-690-6903; or

(3)By completing and submitting a properly signed and dated paper proxy card.
If you are a stockholder of record, returning the proxy card will not affect your right to attend the Annual Meeting and vote in person as described elsewhere herein. If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.
If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:
1.FOR the election of each of our Board's nominees for director;
2.FOR the ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm;
3.FOR the approval of the 2022 Stock Incentive Plan; and
4.FOR the approval on a non-binding advisory vote basis of the compensation paid to our named executive officers for 2021 ("Say on Pay").
If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement was finalized, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.
If you are a beneficial owner, you must vote your shares in the manner prescribed by your broker, bank or other nominee. You will receive a voting instruction card (not a proxy card) to use in directing the broker, bank, or other nominee how to vote your shares. You may also have the option to vote your shares via the Internet.
HOW DO I VOTE IN PERSON?
If you are a stockholder of record (i.e., you own the shares directly in your name) and plan to attend the Annual Meeting, you may attend and vote in person on June 9, 2022, or at a later date if the Annual Meeting is adjourned or postponed to a later date, as long as you present valid proof of identification at the Annual Meeting. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, in addition to identification, you must bring proof of beneficial ownership in order to attend the Annual Meeting, which generally can be obtained from the record holder. In that event, you must also obtain a proxy or a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares at the Annual Meeting.
MAY I CHANGE MY VOTE?
Stockholders of record my change their vote at any time before the proxy is exercised by sending a written notice of revocation or a later-dated proxy to our Secretary, which must be received prior to commencement of the Annual Meeting; by submitting a later-dated proxy via Internet or phone before 11:59 p.m. Eastern Daylight Time on June 9, 2022; or by voting in person at the Annual Meeting. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you file the proper documentation for it to be so revoked.
If you hold your shares through a broker, bank or other nominee in "street name", you should contact such person prior to the time such voting instructions are exercised.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD OR VOTING INSTRUCTION CARD?
If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with brokers, banks or other nominees and/or our transfer agent. Please sign and deliver, or otherwise vote, each proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address. Our transfer agent is Vstock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598: Telephone: 212-828-8436.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Proposal 1:  Election of Directors. The election of directors shall be determined by a plurality of the votes cast by the stockholders. Therefore, a nominee who receives a plurality (the nominee who receives a higher number of votes “for” his or her election than any other nominee for the same director's seat) will be elected.
Proposal 2:  Ratification of independent registered public accounting firm. The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting entitled to vote on the matter.

Proposal 3: Approval of 2022 Stock Incentive Plan. The approval of the 2022 Stock Incentive Plan requires the affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting entitled to vote on the matter.
Proposal 4: Approval on a non-binding advisory vote basis of the compensation paid to our named executive officers. The approval of the ratification of the compensation paid to our Named Executive Officers requires the affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting entitled to vote on the matter.
HOW ARE VOTES COUNTED?
Proposal 1: You may either vote “FOR” or “WITHHOLD” authority to vote for each of the nominees for election to the Board of Directors. Shares present at the meeting or represented by proxy where the stockholder does not vote for a nominee or properly withholds authority to vote for such nominee and broker non-votes will not be counted "For" or "Against" such nominee's achievement of a plurality.
Proposal 2: You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of Wolf & Company, P.C. If you abstain from voting on the proposal to ratify the appointment of Wolf & Company, P.C., your vote will have no effect on the outcome of the vote on the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter and, accordingly, broker non-votes will have no effect on the vote for this proposal.
Proposal 3: You may vote “FOR,” “AGAINST” or “ABSTAIN” on the approval of the 2022 Stock Incentive Plan. If you abstain from voting on the proposal to approve the 2022 Stock Incentive Plan, your vote will have no effect on the outcome of the vote on the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter and, accordingly, broker non-votes will have no effect on the vote for this proposal.
Proposal 4: You may vote “FOR,” “AGAINST” or “ABSTAIN” on the approval of the compensation paid to our named executive officers in 2021. If you abstain from voting on the proposal to approve the compensation of our named executive officers for 2021, your vote will have no effect on the outcome of the vote on the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter and, accordingly, broker non-votes will have no effect on the vote for this proposal.
ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?
Our Board is not proposing any action for which the laws of the State of Delaware, the Company’s Certificate of Incorporation or the Company's by-laws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.
WHO BEARS THE COST OF SOLICITING PROXIES?
We will pay the expenses of soliciting proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any other information furnished to our stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers and employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or to vote through the Internet, you are responsible for any Internet access charges you incur.
WHERE ARE THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES?
The Company’s principal executive offices are located at 45 First Avenue, Waltham, Massachusetts, 02451, and the Company's telephone number is (781) 466-6400.
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, or the Annual Report, is available to all stockholders along with this Proxy Statement on the SEC's EDGAR website. Exhibits to the Annual Report will be provided upon written request and payment of an appropriate fee. All written requests should be directed to the Secretary of the Company c/o Tecogen Inc., 45 First Avenue, Waltham, Massachusetts 02451. The Company is subject to the informational requirements of the Securities Exchange Act.
Our website address is included several times in these proxy materials as a textual reference only and the information in the website is not incorporated by reference into these proxy materials.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
The following table lists the current members of our Board, and our executive officers. The address for our directors and executive officers is: c/o Tecogen Inc., 45 First Avenue, Waltham, Massachusetts 02451.

Name	Age	Position(s)	(1)	(2)	(3)
Directors
Angelina M. Galiteva	55	Chairperson of the Board and Director	x	x
John N. Hatsopoulos	88	Lead Director
Benjamin M. Locke	54	Director
Ahmed F. Ghoniem	70	Director		x	x
Ralph Jenkins	66	Director	x
Earl L. Lewis, III	79	Director		x
Fred Holubow	83	Director	x
Abinand Rangesh	37	Director
(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of the Nominating and Governance Committee

Executive Officers
Benjamin M. Locke	54	Chief Executive Officer
Abinand Rangesh	37	Chief Financial Officer (Principal Financial Officer) and Treasurer
Robert A. Panora	67	President and Chief Operating Officer
John K. Whiting, IV	61	General Counsel and Secretary
Biographical Information Regarding Directors
Angelina M. Galiteva has been Chairperson of the board of directors since 2005. Ms. Galiteva is founder and Chair of the Board for the Renewables 100 Policy Institute, a non-profit entity dedicated to the global advancements of renewable energy solutions since 2008. Since 2003 she has also been Chairperson at the World Council for Renewable Energy (WCRE), which focuses on the development of legislative and policy initiatives to facilitate the introduction and growth of renewable energy technologies. Since 2011, she has served on the Board of Governors of the California Independent System Operator (CA ISO), providing direction and oversight for the CA ISO which operates the California electricity grid. She is also a principal at New Energy Options, Inc., a company focusing on advancing the integration of sustainable energy solutions since 2006, and has been a strategic consultant with Renewable Energy Policy and Strategy Consulting since 2004. Ms. Galiteva holds a M.S in Environmental and Energy Law, a J.D. from Pace University School of Law, and a B.S. from Sofia University in Bulgaria. Ms. Galiteva is currently serving as Chairperson and as a Tecogen director and serves as a member of our Audit and Compensation Committees.
Our board has determined that, based on Ms. Galiteva’s prior experience in the energy field, she is qualified to be a member of the board.
John N. Hatsopoulos has been a member of our board of directors since its founding in 2000 (other than the period between June 6, 2018 and February 1, 2019) and was our Chief Executive Officer or Co-Chief Executive Officer until March 29, 2018. He also was the Chief Executive officer or Co-Chief Executive Officer of American DG Energy Inc., or ADGE, until ADGE merged with us in May of 2017, or the ADGE Merger, and was on the board of directors of ADGE until March 29, 2018. Mr. Hatsopoulos was the Chairman of EuroSite Power Inc., a former affiliate of ours, from 2009 until 2016. Mr. Hatsopoulos was a co-founder of Thermo Electron Corporation, which is now Thermo Fisher Scientific. He was formerly the President and Vice Chairman of the Board of Directors of that company. He is a former Member of the Corporation of Northeastern University. He graduated from Athens College in Greece and holds a B.S. in history and mathematics from Northeastern University, as well as honorary doctorates in business administration from Boston College and Northeastern University. On February 1, 2019, Mr. Hatsopoulos was reappointed by the board as a director, and is currently serving as a Tecogen director.
Our board has determined that, based on Mr. Hatsopoulos extensive leadership experience in senior positions at Thermo Electron Corporation and education, he is qualified to be a member of our board.

Benjamin M. Locke has been a member of our board of directors since June 2018. Mr. Locke was our Co-Chief Executive Officer from 2014 until March 29, 2018, and from that date until the present, our Chief Executive Officer. Mr. Locke was our Director of Corporate Strategy and was promoted to General Manager prior to his appointment as our Co-Chief Executive Officer. Effective as of June 5, 2020, Mr. Locke was appointed as Principal Financial Officer and Treasurer (until the appointment of Dr. Rangesh as our Principal Financial Officer (Chief Financial Officer) and Treasurer in June 2021). In October 2014, Mr. Locke began serving as Co-Chief Executive Officer of ADGE and continued to serve as Co-Chief Executive Officer until the completion of the Merger. Previously, Mr. Locke was the Director of Business Development and Government Affairs at Metabolix, a bioplastics technology development and commercialization company. In that role, he was responsible for developing and executing plans for partnerships, joint ventures, acquisitions, and other strategic arrangements for commercializing profitable clean energy technologies. Prior to joining Metabolix in 2001, Mr. Locke was Vice President of Research at Innovative Imaging Systems, or IISI, a high-technology R&D company. At IISI, he drove the development and implementation of growth strategies for the funding of specialty electronic systems for the United States Government. Mr. Locke has a B.S. in Physics from the University of Massachusetts, a M.S. in Electrical Engineering from Tufts University, and an M.B.A. in Corporate Finance from Boston University. Mr. Locke is currently serving as a Tecogen director.
Our board has determined that, based on Mr. Locke's prior experience and education, he is qualified to be a member of our board.
Ahmed F. Ghoniem has been a member of our board of directors since 2008. Dr. Ghoniem is the Ronald C. Crane Professor of Mechanical Engineering at MIT. He is also the Director of the Center for 21st Century Energy, and the head of Energy Science and Engineering at MIT, where he plays a leadership role in many energy-related activities, initiatives and programs. He joined MIT as an Assistant Professor in 1983. He is an associate fellow of the American Institute of Aeronautics and Astronautics, and Fellow of American Society of Mechanical Engineers, and was a recipient of KAUST Investigator Award. Dr. Ghoniem holds a Ph.D. in Mechanical Engineering from the University of California, Berkeley, and a M.S. and B.S. in Mechanical Engineering from Cairo University. Dr. Ghoniem is currently serving as a Tecogen director, and serves as the Chair of our Nominating and Governance Committee and a member of our Compensation Committee.
Our board has determined that, based on Dr. Ghoniem’s prior experience as a Professor of Mechanical Engineering at MIT and his prior experience in the energy sector, he is qualified to be a member of our board.
Earl R. Lewis III served as Chairman of the board and as Chief Executive Officer and President of FLIR Systems from 2000 through May 2013, and since May 2013 as Chairman of the Board and as a senior consultant to FLIR Systems. Mr. Lewis also served as Chairman of the Board of Harvard Bio Science from 2013 through June 2018, as CEO and President of Thermo Instrument Systems from 1998 to 2000, as President in 1997, and as COO in 1996. Mr. Lewis also served as CEO and President of Thermo Optek Corporation from 1994 to 1996, as President of Thermo Jarrell Ash Corporation from 1988 to 1994, and in senior operations and manufacturing roles at Thermo Jarrell Ash since 1984 and at other companies in previous years. Mr. Lewis holds a B.S. from Clarkson College of Technology. Mr. Lewis is currently serving as a Tecogen director and serves as the Chair of our Compensation Committee.
Our board has determined that, based on Mr. Lewis' extensive leadership experience in senior positions, he is qualified to be a member of our board.
Ralph Jenkins is a retired partner at Ernst & Young LLP where he provided accounting related services for a diversified client base for 36 years until February 2016 from offices in Boston, Massachusetts and in Manchester, New Hampshire where he served as Office Managing Partner for five years. Mr. Jenkins’ expertise includes matters related to initial public offerings, mergers and acquisitions transactions, financing transactions, and implementation of internal controls in connection with Sarbanes-Oxley compliance. Mr. Jenkins received a B.S in accounting from Bentley University in 1977. Mr. Jenkins is currently serving as a Tecogen director and serves as the Chair of our Audit Committee.
Our board has determined that, based on Mr. Jenkins' prior experience and education, he is qualified to be a member of our board.
Abinand Rangesh has been with the Company since 2016 and has held roles in various divisions including sales, business development and most recently Vice President and Director of Corporate Strategy. Dr. Rangesh was appointed as our Chief Financial Officer (Principal Financial Officer) and Treasurer in June 2021. Prior to joining Tecogen, he was an executive in renewable energy and software startups. His work as CTO at LumiSolair earned the company the 2013 EPA award. In addition, Dr. Rangesh has multiple design patents and has published multiple scientific papers in peer reviewed journals. Dr. Rangesh earned both his Ph.D. and undergraduate degrees in engineering from the University of Cambridge, United Kingdom. Dr. Rangesh is a citizen of the United States and the United Kingdom. Dr. Rangesh was appointed by our board in June 2021 to serve as a director and is currently serving as a Tecogen director.

Our board has determined that, based on Dr. Rangesh's prior experience and education, he is qualified to be a member of our board.
Fred Holubow has been our director since June 6, 2020. He served as a director of ANI Pharmaceuticals, Inc. from 1999 through May 2018 where he served on the Board's Audit and Finance Committee. Mr. Holubow is, and since 1984 has been a General Partner of Starbow Partners, an investor in early stage healthcare ventures. In addition, Mr. Holubow serves as a Principal of Petard Risk Analysis, a position he has held since January 2012. From 2001 to December 2011 Mr. Holubow served as a Managing Director of William Harris Investors, Inc., a registered investment advisory firm. From 1982 to 2001 Mr. Holubow served as Vice President of Pegasus Associates, a registered investment advisory firm he co-founded. He specializes in analyzing and investing in pharmaceutical and biotechnology companies. Mr. Holubow also previously served on the board of directors of the following public companies: Micrus Endovascular Corporation, ThermoRetec Corporation, Savient Pharmaceuticals, Inc. (formerly Bio-Technology General Corp.), Gynex Pharmaceuticals, Inc., and Unimed Pharmaceuticals, Inc. Mr. Holubow is currently serving as a Tecogen director and serves as the member of our Audit Committee.
Our board has determined that, based on Mr. Holubow’s significant experience on boards of directors (including audit committees) of public companies, his experience with investment advisors and his relationships in the investment community, and his experience with investment analysis and expertise relating to financial and accounting matters, he is qualified to be a member of the board.
There are no arrangements or understandings between any of our directors or executive officers and any other individuals regarding his or her selection as a director. There are no family relationships between any current executive officer, director, or director nominee.
There are no material proceedings to which any of our directors, officers or affiliates, any owner of record or beneficially of more than five percent of any class of our voting securities, or any associate of any such director, officer, affiliate or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.
Biographical Information Regarding Our Executive Officers

Benjamin M. Locke has been our co-Chief Executive Officer from 2014 until March 29, 2018, and from that date until the present, our Chief Executive Officer. For more information regarding Mr. Locke, please see his biographical information under "Directors," above.
Robert A. Panora has been our Chief Operating Officer and President since the organization of Tecogen in 2000. In August of 2015, Mr. Panora began serving as Director of Operations of American DG Energy and continued to serve as Director of Operations until the completion of the ADGE Merger. On March 29, 2018, Mr. Panora was appointed as the sole director of ADGE. Before this role, since 1990, he had been General Manager of the Company’s Product Group while a division of Thermo Electron Corporation and Manager of Product Development, Engineering Manager, and Operations Manager since 1984. Over his 31-year tenure with Tecogen and its predecessors, Mr. Panora has been responsible for sales and marketing, engineering, service, and manufacturing. Mr. Panora contributed to the development of Tecogen’s first cogeneration product, and was Program Manager for cogeneration and chiller projects that followed. Mr. Panora has had considerable influence on many aspects of the business, from building the employee team, to conceptualizing product designs and authoring many of the original business documents, sales tools, and product literature pieces. Mr. Panora has a B.S. and M.S. in Chemical Engineering from Tufts University.
John K. Whiting, IV has been the Company's General Counsel since January 2018, and Secretary of the Company since November 2019. Mr. Whiting has also served as General Counsel & CFO of Inspired Therapeutics LLC since April 2017. Previously, Mr. Whiting served as Vice President, General Counsel & Secretary of Vero Biotech LLC (previously known as GeNO LLC) from January 2012 to 2017, as Vice President, General Counsel & Secretary of Pharos LLC and Levitronix LLC from 2009 through 2011, as Vice President & General Counsel of American Renal Associates Inc. from 2002 to 2008, and as Associate General Counsel of Thermo Electron Corporation (now Thermo Fisher Scientific Inc.) from 1996 through 2002. Mr. Whiting holds a B.A. in Political Science and History from the University of Vermont, a J.D. from Boston University School of Law, and an MBA from F.W. Olin Graduate School of Business at Babson College.
Abinand Rangesh has been our Chief Financial Officer since June 16th 2021. For more information regarding Dr. Rangesh, please see his biographical information under "Directors," above.
Each executive officer is appointed by, and serves at the discretion of, our board. Our executive officers hold office until their successors are duly appointed, or until their earlier resignation or removal.
The board maintains an audit committee, compensation committee, and nominating and corporate governance committee. We may also establish special or other committees from time to time to consider matters at the request of the board. The current members of such committees are set forth in the table set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of April 18, 2022, certain information with respect to the beneficial ownership of Tecogen's outstanding shares of common stock by (1) each person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934 ("Exchange Act") known by us to be the beneficial owner of more than five percent (5%) of any class of Tecogen's common stock, (2) each director and director nominee, (3) each named executive officer, and (4) all of our current directors and executive officers as a group. The percentages in the following table are based on 24,850,261 shares of common stock issued and outstanding as of April 18, 2022.

Name and address of beneficial owner (1)	Amount (2)	Percent of Class
Holders of Common Stock of 5% or More
Ann Marie Pacheco as Trustee (3)	3,699,624	14.89%
Daphne Hatsopoulos (4)	2,740,065	11.03%
Joseph Comeau as Trustee (5)	2,260,855	9.10%
Tryfon Natsis and Despina Natsis(6)	1,616,673	6.51%
	10,317,217	41.53%

Directors and Named Executive Officers:
Benjamin M. Locke (7)	442,718	1.8%
Earl R Lewis (8)	445,000	1.8%
John N. Hatsopoulos (9)	328,148	1.3%
Angelina M. Galiteva (10)	80,000	*%
Ahmed F. Ghoniem (11)	42,723	*%
Fred Holubow (12)	30,000	*%
Ralph Jenkins (13)	25,000	*%
Abinand Rangesh (14)	16,000	*%
Robert A. Panora (15)	12,723	*%
John Kimball Whiting, IV (16)	85,636	*%
All Directors and Named Executive Officers as a group (10 persons)	1,507,948	5.9%
* Represents less than 1%
(1)Except as set forth below, the address of the individual or entity listed in the table above is: c/o Tecogen Inc., 45 First Avenue, Waltham, Massachusetts, 02451.
(2)Unless otherwise noted in these footnotes, beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and is generally based on voting powers and/or investment powers with respect to securities. Unless otherwise noted, all shares of common stock listed above are owned of record by each individual or entity named as beneficial owner and such individual or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable within 60 days from the date hereof have been exercised or converted as the case may be.
(3)Includes: (a) 1,620,664 shares of common stock held for the benefit of Nia M. Hatsopoulos pursuant to The John N. Hatsopoulos 1989 Family Trust of which Mrs. Ann Marie Pacheco is the sole trustee, and (b) 2,078,960 shares of common stock held by the Nia M. Hatsopoulos Jephson 2011 Irrevocable Trust, of which Ms Pacheco is the sole trustee. The address of the holder is 45 First Ave., Waltham, MA 02451. Mrs. Pacheco provides administrative services for Mr. Hatsopoulos. Mr. Hatsopoulos disclaims beneficial ownership of all shares held by the trusts.
(4)Includes: (a) 150,440 shares of common stock held directly by Mrs. Daphne Hatsopoulos, (b) 1,812,468 shares of held by the George Hatsopoulos Marital Trust, of which Mrs. Hatsopoulos is a trustee, (c) 320,179 shares of common stock held by the 1994 Hatsopoulos family trust for the benefit of Nicolas Hatsopoulos, of which

Mrs. Hatsopoulos is a trustee, and (d) 456,978 shares held by the 1994 Hatsopoulos Family Trust for the benefit of Marina Hatsopoulos, of which Mrs. Hatsopoulos is a trustee.
(5)    Includes: (a) 2,250,000 shares of common stock held by The Hatsopoulos 2012 Family Trust, of which Mr. Joseph Comeau is the sole trustee, and (b) 10,855 shares of common stock held by the George Hatsopoulos 2010 Trust of which Mr. Comeau is the sole trustee. The address for Mr. Comeau is Oliver St. Tower, 125 High Street, Boston, MA 02110.
(6)    Based solely on a Schedule 13D filed by Tryfon Natsis and Despina Pantopoulos Natsis on February 1, 2017. The address for Mr. and Mrs. Natsis is 36 Chemin Du Milieu, Collonge-Bellerive, Geneva, Switzerland 1245.
(7)    Includes: (a) 5,918 shares of common stock; and (b) 436,800 shares underlying options to purchase shares of common stock. Does not include 370,000 shares underlying options that are not currently exercisable.
(8)    Includes: (a) 415,000 shares of common stock, and (b) 30,000 shares of underlying options to purchase shares of common stock. Does not include 95,000 shares underlying options of common stock that are not currently exercisable.
(9)    Includes: (a) 155,351 shares of common stock held by Mr. John N. Hatsopoulos; (b) 84,512 shares held by Mr. Hatsopoulos and Mrs. Patricia Hatsopoulos, (c) 44,012 shares held in Pat Ltd., a joint account maintained by Mr. and Mrs. Hatsopoulos; (d) 28,225 shares of common stock held by Mrs. Hatsopoulos; and (e) 3,325 shares of common stock held in an individual retirement account for Mrs. Hatsopoulos; and (f) options to purchase 12,723 shares held by Mr. Hatsopoulos. Does not include the following shares with respect to which Mr. Hatsopoulos disclaims beneficial ownership: (a) shares of common stock held in The John N. Hatsopoulos 1989 Family Trust for the benefit of Nia Maria Hatsopoulos Jephson, of which Mrs. Ann Marie Pacheco is the sole trustee, (b) shares of common stock held in the Nia M. Hatsopoulos Jephson 2011 Irrevocable Trust, of which Mrs. Pacheco is the sole trustee, and (c) shares of common stock held in The John N. Hatsopoulos Family Trust 2007, of which Mr. Yiannis Monovoukas is the sole trustee. Mrs. Pacheco provides administrative services for Mr. Hatsopoulos.
(10)    Includes: (a) 50,000 shares of common stock held by Ms. Angelina Galiteva, and (b) options to purchase 30,000 shares of common stock. Does not include 95,000 shares underlying options that are not currently exercisable.
(11)    Represents 42,723 shares underlying options to purchase shares of common stock. Does not include 95,000 shares underlying options that are not currently exercisabley days.
(12)    Represents 30,000 shares underlying options to purchase shares of common stock. Does not include 95,000 shares underlying options that are not currently exercisable.
(13)    Represents 25,000 shares underlying options to purchase shares of common stock. Does not include 75,000 shares underlying options that are not currently exercisable.
(14)    Includes: (a) 6,000 shares of common stock; and (b) 10,000 shares underlying options to purchase shares of common stock. Does not include 120,000 shares underlying options that are not currently exercisable.
(15)    Represents 12,723 shares underlying options to purchase shares of common stock. Does not include 252,500 shares underlying options that are not currently exercisable.
(16)    Includes: (a) 636 shares of Common Stock held by Mr. John K. Whiting, IV, and (b) options to purchase 85,000 shares of common stock. Does not include 277,500 shares underlying options that are not currently exercisable.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2021, regarding shares of common stock that may be issued under the Company’s 2006 Stock Incentive Plan, as amended, or the Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by security holders	2,386,842	$1.81	764,768
Equity compensation plans not approved by security holders	—	—	—
Total	2,386,842	$1.81	764,768
The Plan is intended to provide incentives to Company officers, directors, employees, and consultants by providing such individuals with opportunities to purchase stock in the Company pursuant to options granted which do not qualify as “Incentive Stock Options,” or “ISO” or “ISOs,” under Section 422(b) of the Internal Revenue Code of 1986, as amended, or the “Code;” such options being an “NSO” or “NSOs”.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires executive officers and directors, and persons who own more than ten percent of our Common Stock ("10% holders"), to file reports of ownership and changes in ownership of equity securities of the Company with the SEC electronically. During the fiscal year ended December 31, 2021, we were subject to the reporting requirements under Section 15(d) of the Exchange Act, and accordingly, our executive officers, directors, and 10% holders were not subject to the reporting requirements under Section 16(a).

CORPORATE GOVERNANCE
The Board of Directors
The number of directors of the Company is established by resolution of the Board of Directors in accordance with the Company's By-laws. The directors are elected to serve until the next succeeding annual meeting of stockholders or until the election and qualification of a successor or such director’s earlier death, resignation or removal.
The Company's Certificate of Incorporation and By-laws provide that directors may be removed only for cause and only by the affirmative vote of the holders of at least two thirds of the votes that all stockholders would be entitled to cast in an election of directors, and that any vacancy on the Board, including a vacancy resulting from an increase in the number of Directors, may be filled only by vote of a majority of our directors then in office.
Members of the Board discussed various business matters informally on numerous occasions throughout the year. There were three formal board meetings during 2021 and the Board of Directors handled certain matters by written consent. All current directors attended all Board meetings, except for Mr. Ahmed Ghoniem who missed one formal meeting. Independent directors endeavor to meet on a regular basis as often as necessary to fulfill their responsibilities, including at least twice annually in executive sessions without the presence of non-independent directors and management.

Board Leadership Structure and Role in Risk Oversight
The Company separates the roles of Chief Executive Officer and Chairperson in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the overall leadership and performance of the Company. Our Chairperson provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, presides over meetings of the full Board and leads all executive meetings of the independent directors. We are a small company with a small management team, and we feel the separation of these roles enhances high-level attention to our business.
Our Board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and discusses policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors, and corporate governance.
Committees of the Board of Directors
Our Board directs the management of our business and affairs and conducts its business through meetings of the Board and the following standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee.
Audit Committee. The Audit Committee is presently composed of three members of the Board: Mr. Ralph Jenkins (Chair), Ms. Angelina M. Galiteva and Mr. Fred Holubow. The Audit Committee assists the Board in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes. The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm. During fiscal year 2021, the Audit Committee held four meetings. The Board has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of OCTQX, and that Mr. Ralph Jenkins also qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC. The Board has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee. The current Audit Committee Charter is available on the Company’s web site, http://investors.tecogen.com/audit-committee-charter.

Compensation Committee. The Compensation Committee is presently composed of three members of the Board: Mr. Earl Lewis (Chair), Ms. Angelina Galiteva, and Dr. Ahmed Ghoniem. The principal functions of the Compensation Committee are reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters and determining compensation for the Executive Officers. Our Chief Executive Officer has been instrumental in the design and recommendation to the Compensation Committee of compensation plans and awards for our directors and executive officers including our President and Chief Operating Officer, Chief Financial Officer, and General Counsel. All compensation decisions for the Chief Executive Officer and all other executive officers are reviewed and approved by the Compensation Committee and can be subject to ratification by the Board of Directors. The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. In 2021, no compensation consultant was engaged for employee or executive compensation. During fiscal year 2021, the Compensation Committee held one formal meeting. The Board has determined that each of the members of the Compensation Committee meets the criteria for independence under the applicable OTCQX listing standards. The current Compensation Committee Charter is available on the Company’s web site at http://investors.tecogen.com/compensation-committee-charter.

Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of one member of the Board: Dr. Ahmed Ghoniem, who is an independent director as independence is defined by the OTCQX rules and regulations. The Nominating and Governance Committee functions are to identify persons qualified to serve as members of the Board, to recommend to the Board of Directors persons to be nominated by the Board for election as directors at the annual meeting of stockholders and persons to be elected by the Board to fill any vacancies and recommend to the Board persons to be appointed to each of its committees. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of our Board. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. In addition, the Nominating and Governance Committee is responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company (as well as reviewing and reassessing the adequacy of such guidelines as it deems appropriate from time to time) and overseeing the annual self-evaluation of the Board. The committee held no formal meetings in 2021. The charter of the Nominating and Governance Committee is available on the Company’s website at http://investors.tecogen.com/nominating-and-governance-committee-charter.

Nominations and Proposals of Stockholders
The Company’s Nominating and Governance Committee identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below. Although the Board does not have a formal diversity policy, the Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors focus on skills, expertise or background and may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.
A stockholder who, in accordance with Rule 14a-8, under the Exchange Act, wants to present a proposal for inclusion in the Company's Proxy Statement and proxy card relating to the 2023 annual meeting of stockholders must submit the proposal not less than 120 days before the date the company's proxy statement was released to stockholders in connection with the 2022 annual meeting, or by December 26, 2022. In order for the proposal to be included in the Proxy Statement, the stockholder submitting the proposal must meet certain stock ownership and other eligibility standards and comply with certain rules established by the SEC.
Stockholders who wish to present a business proposal or nominate persons for election as directors at the Company's 2023 Annual Meeting of Stockholders must provide a notice of the business proposal or nomination in accordance with Section 1.11 of our By-laws, in the case of business proposals, or Section 1.10 of our By-laws, in the case of director nominations. In order to be properly brought before the 2023 Annual Meeting of Stockholders, Sections 1.10 and 1.11 of our By-laws require that a notice of the business proposal the stockholder wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the stockholder wishes to nominate as a director, must be received at our principal executive office not less than 90 days, and not more than 120 days, prior to the first anniversary of the Company's prior year's annual meeting. Therefore, any notice intended to be given by a stockholder with respect to the Company's 2023 Annual Meeting of Stockholders pursuant to our By-laws must be received at our principal executive office no earlier than February 5, 2023 and no later than March 5, 2023. However, if the date of our 2023 Annual Meeting of Stockholders occurs more than 20 days before or 60 days after June 9, 2023, the anniversary of the 2022 Annual Meeting of Stockholders, a stockholder notice will be timely if it is received at our principal executive office by the later of (1) the 120th day prior to such annual meeting or (2) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made. To be in proper form, a stockholder's notice must include the specified information concerning the stockholder and the business proposal or nominee, as described in Sections 1.10 and 1.11 of our By-laws.
All proposals must be mailed to the Company's principal executive office, at the address stated herein, and should be directed to the attention of the Secretary of the Company.

The Nominating and Corporate Governance Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments. The Committee will evaluate any director candidates recommended by security holders under the same process. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

Code of Conduct and Ethics
The Company has adopted a code of business conduct and ethics that applies to the Company’s directors, officers and employees. The Company’s code of business conduct and ethics is intended to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the code of business conduct and ethics to an appropriate person or persons identified in the code of business conduct and ethics; and accountability for adherence to the code of business conduct and ethics. The Company’s code of business conduct and ethics is available on the Company’s website at http://ir.tecogen.com/governance-docs. A printed copy of the Company's code of business conduct and ethics is also available free of charge to any person who requests a copy by writing to our Secretary, Tecogen Inc., 45 First Avenue, Waltham, MA 02451.

REPORT OF THE AUDIT COMMITTEE
The information contained in this Proxy Statement with respect to the Audit Committee Report and charter and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the “Securities Act”, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Company has an Audit Committee that is comprised of independent Directors. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Company’s management is responsible for the Company’s internal controls, disclosure controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In the performance of the Audit Committee’s oversight function, we have reviewed and discussed with management the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. We have also discussed with the Company’s independent registered public accounting firm the matters requiring discussion pursuant to Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) and as adopted by the Public Company Accounting Oversight Board in Auditing Standard 1301 and such other matters as we have deemed to be appropriate. We have also discussed with the Company’s independent registered public accounting firm matters relating to its independence and have received the written disclosures and letter from it required by the applicable requirements of the Public Company Accounting Oversight Board.

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.

By the Members of the Audit Committee,

Mr. Ralph Jenkins, its Chair
Ms. Angelina M. Galiteva,
Mr. Fred Holubow

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table
The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2021 and 2020, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal years ended December 31, 2020 or December 31, 2021, the Company's Chief Executive Officer, Chief Financial Officer and the Company's most highly compensated executive officers serving as such as of December 31, 2021 whose compensation was in excess of $100,000 ("Named Executive Officers").

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($) (1)	All other compensation ($) (6)	Total ($)

Benjamin M. Locke	2021	$210,000	$35,000	$—	$—	$1,021	$246,021
Chief Executive Officer	2020	$210,000	$—	—	$87,000	$4,656	$301,656
(Principal Executive Officer) (2)

Abinand Rangesh	2021	$158,117	$15,000		$—	$308	$173,425
Chief Financial Officer (Principal Financial Officer) and Treasurer (4)	2020	$147,226	$10,000		$13,850	$3,132	$174,208

Robert A. Panora	2021	$160,000	$17,500	—	$—	$4,115	$181,615
Chief Operating Officer and President (3)	2020	$161,538	$—	—	$55,400	$6,953	$223,891

John K. Whiting, IV	2021	$159,400	$17,500	—		$2,075	$178,975
General Counsel and Secretary (5)	2020	$159,600	$—	—	$55,400	$4,475	$219,475

Joseph B. Gehret	2021	$173,120	$30,000	$—	$32,850	$2,346	$238,316
Chief Technical Officer	2020	$172,793	$13,000	$—	$—	$5,284	$191,077

Jeffrey H. Glick (7)	2021	$223,036	$—	$—	$—	$1,879	$224,915
Vice President of Sales	2020	$203,103	$—	$—	$—	$5,374	$208,477
______________________________________________________
(1)The amounts in the "Option Awards" column reflect the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The assumptions used by us with respect to the valuation of stock and option awards are set forth in "Note 14 - Stockholders' Equity" to our Notes to the Consolidated Financial Statements.
(2)    Mr. Locke was appointed Principal Financial Officer and Treasurer on July 9, 2020. On June 16, 2021 Dr. Rangesh was appointed Principal Financial Officer.
(3)    Mr. Panora transitioned to a part-time role on January 11, 2020.
(4)    Dr. Rangesh was appointed Chief Financial Officer and Principal Financial Officer on June 16th 2021.
(5)    Mr. Whiting has provided services on a part-time basis since he joined us in 2018 and provided approximately 30 hours of service per week in both 2020 and 2021.
(6)    Premiums paid by us for disability, group term life insurance and 401k Match.
(7)     Includes base salary and commissions.
See "Employment Contracts and Termination of Employment and Change in Control Arrangements" below for the terms of certain agreements and change-in-control provisions.

Executive Officer Outstanding Equity Awards
The following table sets forth information with respect to outstanding equity awards held by Tecogen's executive officers as of December 31, 2021.

		Option Awards				Stock awards
Name		Number of securities underlying unexercised options (#) exercisable	Equity incerntive awards; number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested ($)
Benjamin M. Locke	(1)	37,500	—	$3.20	6/3/2023	—	—
	(2)	62,500	—	$4.96	12/17/2024	—	—
	(3)	100,000	—	$4.96	12/17/2024	—	—
	(4)	9,200	—	$10.33	11/19/2024	—	—
	(5)	18,400	—	$5.65	12/11/2024	—	—
	(6)	9,200	—	$5.65	6/10/2025	—	—
	(7)	200,000	—	$3.68	5/31/2028	—	—
	(8)	—	300,000	$0.74	7/15/2030	—	—
Robert A. Panora	(9)	12,723	—	$0.79	4/29/2026	—	—
	(10)	—	200,000	$0.71	7/9/2030	—	—
John K. Whiting, IV	(11)	10,000	—	$2.50	1/16/2028	—	—
	(12)	37,500	12,500	$3.80	12/11/2028	—	—
	(13)	37,500	12,500	$3.76	6/11/2029	—	—
	(14)		200,000	$0.71	7/9/2030	—	—
Abinand Rangesh	(15)	10,000	—	$3.91	12/12/2026	—	—
	(16)	—	50,000	$0.71	07/09/2030	—	—
Joseph B Gehret	(17)	3,181	—	$3.93	4/29/2026	—	—
	(18)	18,750	6,250	$3.62	1/11/2029	—	—
	(19)	—	50,000	$1.75	10/25/2031	—	—
Jeffrey H Glick	(20)	5,625	1,875	$3.44	7/20/2028	—	—

(1)     Includes stock option award granted on June 3, 2013, with 25% of the options vesting on June 3, 2014 and then an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Mr. Locke's continued employment and subject to acceleration of vesting upon a change in control.
(2)     Includes stock option award granted on December 18, 2014, with 25% of the options vesting on December 18, 2015 and an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Mr. Locke's continued employment and subject to acceleration of vesting upon a change in control.
(3)     Includes stock option award granted on December 18, 2014, with the options vesting if we achieve a positive adjusted EBITDA for the year ended 2015, modified in December 2015 to provide that 25% of the options vest on December 18, 2015 and an additional 25% of the options vest on each of the subsequent three anniversaries subject to Mr. Locke's continued employment and subject to acceleration of vesting upon a change in control.
(4)     Includes stock option award granted November 19, 2014 in connection with Mr. Locke's service with ADGE. Upon completion of the ADGE Merger, all ADGE options were exchanged for fully vested options of the Company according to an exchange ratio. The exchange ratio affected the number of Tecogen options received.
(5)    Includes stock option award granted December 11, 2014 in connection with Mr. Locke's service with ADGE. Upon completion of the ADGE Merger, all ADGE options were exchanged for fully vested options of the Company according to an exchange ratio. The exchange ratio affected the number of Tecogen options received.
(6)     Includes stock option award granted June 6, 2015 in connection with Mr. Locke's service with ADGE. Upon completion of the ADGE Merger, all ADGE options were exchanged for fully vested options of Tecogen according to an exchange ratio. The exchange ratio affected the number of Tecogen options received.

(7)     Includes stock option award granted May 31, 2018 in connection with Mr. Locke's service with us, with 25% of the options vesting on May 31, 2019 and then an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Mr. Locke's continued employment and subject to acceleration of vesting upon a change in control.
(8)    Includes stock option award granted on July 15, 2020, that provides that 50% of the options vest once we achieve Adjusted EBITDA of not less than 2% of revenue for two consecutive quarters and the remaining 50% of the options vest once we have achieved Adjusted EBITDA of 3% for four consecutive quarters, subject to Mr. Locke's continued employment and subject to acceleration of vesting upon a change in control.
(9) Includes stock option award granted on May 12, 2016 in connection with the Ilios Merger. Upon completion of the Ilios Merger all option holders of Ilios Inc. received fully vested options of Tecogen according to an exchange ratio, where every 7.86 options of Ilios Inc., were exchanged for 1 fully vested option of Tecogen.
(10)    Includes stock option award granted on July 9, 2020, that provides that 50% of the options vest once we achieve Adjusted EBITDA of not less than 2% of revenue for two consecutive quarters and the remaining 50% of the options vest once we have achieved Adjusted EBITDA of 3% for four consecutive quarters, subject to Mr. Panora's continued employment and subject to acceleration of vesting upon a change in control.
(11) Includes stock option award granted January 16, 2018 in connection with Mr. Whiting's service with us, with 25% of the options vesting on January 16, 2019 and then an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Mr. Whiting's continued employment and subject to acceleration of vesting upon a change in control.
(12)     Includes stock option award granted December 11, 2018 in connection with Mr. Whiting's service with us, with 25% of the options vesting on December 11, 2019 and then an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Mr. Whiting's continued employment and subject to acceleration of vesting upon a change in control.
(13)     Includes stock option award granted June 11, 2019 in connection with Mr. Whiting's service with us, with 25% of the options vesting on June 11, 2020 and then an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Mr. Whiting's continued employment and subject to acceleration of vesting upon a change in control.
(14)    Includes stock option award granted on July 9, 2020, that provides that 50% of the options vest once we achieve Adjusted EBITDA of not less than 2% of revenue for two consecutive quarters and the remaining 50% of the options vest once we have achieved Adjusted EBITDA of 3% for four consecutive quarters, subject to Mr. Whiting's continued employment and subject to acceleration of vesting upon a change in control.
(15)     Includes stock option award granted December 12, 2016 in connection with Dr. Rangesh's service with us, with 25% of the options vesting on December 12, 2017 and then an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Dr. Rangesh's continued employment and subject to acceleration of vesting upon a change in control.
(16)    Includes stock option award granted on July 9, 2020, that provides that 50% of the options vest once we achieve Adjusted EBITDA of not less than 2% of revenue for two consecutive quarters and the remaining 50% of the options vest once we have achieved Adjusted EBITDA of 3% for four consecutive quarters, subject to Dr. Rangesh's continued employment and subject to acceleration of vesting upon a change in control.
(17)     Includes stock option award granted April 29, 2016 in connection with Mr. Gehret's service with us, with 25% of the options vesting on April 29, 2017 and then an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Mr. Gehret's continued employment and subject to acceleration of vesting upon a change in control.
(18)     Includes stock option award granted January 11, 2019 in connection with Mr. Gehret's service with us, with 25% of the options vesting on January 11, 2020 and then an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Mr. Gehret's continued employment and subject to acceleration of vesting upon a change in control.
(19)     Includes stock option award granted October 25, 2021 in connection with Mr Gehret's service with us, with 25% of the options vesting on October 25, 2022 and then an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Mr. Gehret's continued employment and subject to acceleration of vesting upon a change in control.
(20)     Includes stock option award granted July 20, 2018 in connection with Mr. Glick's service with us, with 25% of the options vesting on July 20, 2019 and then an additional 25% of the options vesting on each of the subsequent three anniversaries, subject to Mr. Glick's continued employment and subject to acceleration of vesting upon a change in control.

Executive Officer Target Bonus Plan

On July 9, 2020 the Compensation Committee approved a target bonus plan that contemplated the payment of cash bonuses to our executive officers, including target bonuses of up to $50,000 to Mr. Locke, up to $35,000 to each of Messrs. Panora and Whiting, and $15,000 for Dr. Rangesh, provided that certain corporate and individual performance goals are achieved for two consecutive quarters. In 2021 Mr. Locke was awarded a cash bonus of $35,000, Mr. Gehret was awarded a cash bonus of $30,000, Messrs. Panora and Whiting were awarded cash bonuses of $17,500, and Dr. Rangesh was awarded a cash bonus of $15,000.

Director Compensation

We did not pay any cash compensation to our non-employee directors in 2021. However, our non-employee directors are eligible to receive stock or option awards under our equity incentive plan. We did not award any stock or option awards for service as directors in 2021. In March 2022 our Board of Directors adopted a policy for compensation of non-employee directors of the Company pursuant to which each director is awarded options to purchase shares of our common stock consisting of options to purchase 100,000 shares awarded in connection with such director's initial appointment as a member of our Board, and options to purchase 25,000 shares of our common stock upon the director's reelection or reappointment to serve an additional term as a director. Such options vest in equal installments on the first, second, third, and fourth anniversaries of the date of grant. We reimburse all of our directors for reasonable travel and other expenses incurred in attending Board and committee meetings. Any director who is also one of our employees receives no additional compensation for serving as a director.

The following table provides information for the year ended December 31, 2021 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of 2021, other than Mr. Hatsopoulos, Mr. Locke, and Dr. Rangesh, who are not included in the table below as they are employees and receive no compensation for their services as directors. The compensation received by Mr. Hatsopoulos is described below under the heading "Advisory Agreement,"and the compensation received by Mr. Locke and Dr. Rangesh is shown in the "Summary Compensation Table" above.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Angelina M. Galiteva	—	—	16,075	—	—	—	16,075
Ralph Jenkins	—	—	64,300	—	—	—	64,300
Ahmed F. Ghoniem	—	—	16,075	—	—	—	16,075
Earl R. Lewis	—	—	16,075	—	—	—	16,075
Fred Holubow	—	—	16,075	—	—	—	16,075

Compensation Committee Interlocks and Insider Participation
During fiscal year 2021, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. None of the current members of the Compensation Committee of our Board has ever been an employee of the Company.
Employment Contracts and Termination of Employment and Change-in-Control Arrangements
We have not entered into an employment agreement with any of our named executive officers, however, stock option awards granted under our 2006 Stock Incentive Plan contain certain change of control provisions that accelerate vesting in the event of certain transactions resulting in a change of control. We have also entered into Change of Control Severance Agreements with Messrs, Locke, Panora, and Whiting that provide for the payment of one year of salary and other benefits in the event of their termination by the Company without good cause, or by the employee for good reason, following a change of control.
The stock and option awards that would vest for each named executive officer if a change-in-control were to occur are disclosed under our Outstanding Equity Awards at Fiscal Year-End Table. Descriptions of the change-in-control provisions in our stock option awards are set forth below:

Stock Awards: Change-in-Control Definition
For the purposes of our stock awards, change-in-control shall mean (a) the acquisition in a transaction or series of transactions by a person (such term to include anyone deemed a person under Section 13(d)(3) of the Exchange Act), other than the Company or any of its subsidiaries, or any employee benefit plan or related trust of the Company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or (b) the sale or other disposition of all or substantially all of the assets of the Company in one transaction or series of related transactions.
Option Awards Change-in-Control Definition
For the purposes of our option awards, change-in-control shall mean merger (or reverse merger), consolidation, or other similar event or the sale or lease of all or substantially all of the Company's assets. Upon a change-in-control, while the optionee maintains a business relationship with the Company and the option has not fully vested, the option shall become exercisable for 100% of the then number of shares as to which it has not vested, such vesting to occur immediately prior to the closing of the acquisition.
Advisory Agreement
On January 3, 2018 the Company entered into an Advisory Agreement with John N. Hatsopoulos, a member of the Board of Directors. The Advisory Agreement provides that Mr. Hatsopoulos will resign as a member of the Board of Directors at the Company's 2018 Annual Meeting of Stockholders or June 30, 2018, whichever comes first. Pursuant to the Advisory Agreement, Mr. Hatsopoulos will remain an advisor to the Company's Board of Directors and an employee of the Company in the Company's Investors Relations Department. He will be paid a salary of $1.00 annually and receive the same benefits as other similarly situated employees as well as administrative support for the duration of the agreement. Mr. Hatsopoulos was not nominated for election as a director at the June 6, 2018 Annual Meeting of Stockholders, but on February 1, 2019 was reappointed by the Company's Board of Directors to serve as a director of the Company. On July 22, 2019 the Advisory Agreement with Mr. Hatsopoulos was modified to provide that Tecogen would continue to provide the employee benefits contemplated by the Advisory Agreement until March 29, 2024 provided that Mr. Hatsopoulos continues to provide the advisory services contemplated by the agreement.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.
Since the beginning of the last completed fiscal year we have not been a party to any transaction in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years and in which any of our directors or director nominees, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Director Independence
The Company's common stock is listed on The OTCQX Market's Best Market. The Board considers the status of its members pursuant to the independence requirements set forth in applicable OTCQX rules and applicable federal securities laws. Under these requirements, the Board undertakes a review at least annually of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and the Company and its affiliates, if any. The purpose of this review is to determine whether any such relationship or transactions exist that are inconsistent with a determination that the director is independent. The following current directors, Ms. Galiteva, Dr. Ghoniem, Mr. Lewis, Mr. Holubow, and Mr. Jenkins are "independent" in each case as defined in the applicable OTCQX rules. As of December 31, 2021, the members of the Compensation Committee, Audit Committee and Nominating and Governance Committee are also "independent" for purposes of Rule 10A-3 under the Exchange Act. The Board bases these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.

AUDIT FEES SUMMARY
Fees billed by Wolf & Company P.C. ("Wolf") for services rendered in connection with the fiscal years ended 2021 and 2020 are set forth below. All fees earned by Wolf were pre-approved by the Audit Committee.

	2021	2020
Audit fees	$218,301	$224,633
Audit-related fees(1)	—	10,000
Tax fees	—	—
All other fees	5,750	—
Total	$224,051	$234,633
(1) Represents fees associated with consents for registration statements and other miscellaneous filings.
Audit Fees
Audit fees billed by Wolf for 2021 and 2020 consist of fees for the audit of the Company's financial statements included in the Company's fiscal year end reports for the year ended December 31, 2021 and 2020 and review of financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
Tax Fees
There were no tax fees billed by Wolf in 2021 and 2020.
All Other Fees
There were fees of $5,750 related to consultation services for the Employee Retention Credit calculation for 2021 and no other fees for 2020.
Audit Committee's pre-approval policy and procedures
The Audit Committee’s current policy is to require all audit and permissible non-audit services provided by our independent auditors to be pre-approved by the committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1
ELECTION OF DIRECTORS
The Company’s By-laws provide that the number of directors shall be fixed from time to time by a vote of the majority of the Board of Directors. The Board of Directors currently consists of the following eight members: Ms. Angelina M. Galiteva, Mr. John N. Hatsopoulos, Mr. Benjamin M. Locke, Dr. Ahmed F. Ghoniem, Mr Fred Holubow, Mr. Earl R. Lewis, Mr. Ralph Jenkins, and Dr. Abinand Rangesh.
The Board has concluded that the nomination and election of Ms. Angelina M. Galiteva, Mr. John N. Hatsopoulos, Mr. Benjamin M. Locke, Dr. Ahmed F. Ghoniem, Mr Fred Holubow, Mr. Earl R. Lewis, Mr. Ralph Jenkins, and Dr. Abinand Rangesh as members of the Board is in the best interests of the Company, and recommends stockholder approval of the election of each nominee to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Biographical information concerning the nominees can be found under “Information About Directors and Executive Officers” above.
Each of the nominees has consented to being named in this Proxy Statement and to serve his or her respective term if elected. If a nominee should for any reason become unavailable for election, the Board may nominate a substitute nominee. If you have submitted a proxy and a substitute nominee is selected, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute nominee designated by the Board. Alternatively, if the Board does not select a substitute nominee, the proxy may vote only for the remaining nominees, leaving a vacancy on the Board that may be filled at a later date by the Board in accordance with the Bylaws of the Company. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.
The persons named in the proxy will vote FOR each such nominee, except where authority has been withheld as to the nominee.
Vote Required for Approval
The election of directors will be determined by a plurality of the votes cast by the stockholders.
The Board recommends a vote FOR each of the nominees for election to the Board of Directors of the Company.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF WOLF & COMPANY P.C.
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022
The Audit Committee has selected Wolf & Company, P.C., or “Wolf” to serve as the Company's independent registered public accounting firm in connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2022, and the review of the Company's consolidated financial statements for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022. Wolf has served as the Company's independent registered public accounting firm since September 15, 2014.
Although ratification is not required, the Board is submitting the selection of Wolf to its stockholders for ratification as a matter of good corporate practice. If the selection is not ratified by stockholders, the Audit Committee will consider the results in connection with its selection of auditors for the balance of 2022. Notwithstanding the ratification of the selection, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the Company's best interest and the best interests of its stockholders.
The Audit Committee, prior to engaging Wolf, considered the qualifications of that firm, its reputation for integrity, competence in the fields of accounting and auditing, and its independence.
The Company has been informed that neither Wolf nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have any of them had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of Wolf is expected to be present at the Annual Meeting, to make a statement if so desired, and to be available to respond to appropriate questions.
Vote Required for Approval
To be approved, the ratification of the appointment of Wolf requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon.
The Board recommends that stockholders vote FOR the ratification of the appointment of Wolf & Company P.C. as the Company's independent registered public accounting firm.

PROPOSAL 3
APPROVAL OF THE TECOGEN INC. 2022 STOCK INCENTIVE PLAN
On March 8, 2022, our Board of Directors adopted the Tecogen Inc. 2022 Stock Incentive Plan (“2022 Plan”). The following description of the 2022 Plan subject to stockholder approval. We are requesting that our stockholders approve the adoption of the 2022 Plan the material terms of which are described below.
Background
Currently, we grant equity-based compensation to our employees, officers, directors, and consultants pursuant to our 2006 Stock Incentive Plan ("2006 Plan"). However, as of April 25, 2022, we have granted awards under our 2006 Plan covering an aggregate of 3,800,632 of the 3,838,750 shares available for issuance under the 2006 Plan which means that we have 42,643 shares available for issuance pursuant to awards under the 2006 Plan.
We believe that our future success and our ability to remain competitive are dependent on our continuing efforts to attract, retain and motivate highly qualified personnel and that equity-based awards are an important part of our overall compensation program. Accordingly, we are proposing the adoption of the 2022 Plan to enable us to supplement the 2006 Plan and continue to be able to provide equity-based incentives to our employees, officers, directors, and consultants.
The following brief summary of the 2022 Plan is qualified in its entirety by reference to the 2022 Plan attached hereto as Appendix A.
Description of Plan
Overview. The 2022 Plan authorizes the grant or award and issuance of incentive stock options, non-qualified stock options, restricted stock awards, and common stock to our employees, officers, directors and consultants. The purpose of this 2022 Plan is to promote the interests of the Company and its stockholders by providing our employees, directors, officers and consultants with appropriate incentives and rewards to encourage them to enter into and continue in their employment or service with us, to acquire a proprietary interest in our long-term success and to reward the performance of individuals in fulfilling corporate objectives. The 2022 Plan complements our 2006 Stock Incentive Plan (“2006 Plan”). As of April 25, 2022, we have granted awards under our 2006 Plan covering 3,800,632 of the 3,838,750 shares authorized for issuance under the 2006 Plan. The 2022 Plan will provide flexibility to us going forward by permitting us to compensate and award employees, officers, directors and consultants through the issuance of certain options, restricted stock, and stock awards.
Term of Plan. The 2022 Plan became effective on March 8, 2022, subject to approval of our stockholders within one year of such date. If stockholder approval is not obtained within this one-year period, awards under the plan automatically and immediately terminate. The 2022 Plan is for a term of ten years and will terminate March 8, 2032, and no award may be made after that date, however, awards made before that date may extend beyond that date.
Eligible Participants. Eligible participants include our employees, officers, directors and consultants of the Company and those of any of our subsidiaries or affiliates.
Shares Reserved for Issuance. We have reserved 3,800,000 shares of our common stock for issuance pursuant to awards under the 2022 Plan. If an award under the 2022 Plan is cancelled, expires, forfeited, settled in cash or otherwise terminates without being exercised in full, the shares of common stock not acquired pursuant to the award will again become available for issuance under the 2022 Plan.
Certain Award Limits. The 2022 Plan provides that the maximum aggregate amount of awards that may be granted to a non-employee director of the Company in a calendar year shall not exceed $100,000. The maximum aggregate number of shares for which options may be granted in any calendar year to an individual participant is not to exceed 1.5% of our issued and outstanding shares on December 31 of the calendar year immediately preceding the grant of an award. Further, the maximum aggregate number of shares for which restricted stock awards and stock awards may be granted in any calendar year to an individual participant is not to exceed 1.5% of our issued and outstanding shares on December 31 of the calendar year immediately preceding the grant of an award.
Adjustments for Stock Splits and Similar Events. The Committee (defined below) will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2022 Plan, including the individual limitations on awards, to reflect stock splits, reorganization, recapitalization and other similar events.
Administration. Our Board has delegated its authority to administer the 2022 Plan to our Compensation Committee (“Committee”). Subject to the provisions of the 2022 Plan, the Committee has the power to take all actions that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation:
•    prescribe, amend, and rescind rules and regulations relating to the 2022 Plan and to define terms not otherwise defined

•    determine which persons are eligible to participate, to which of such participants, if any, awards shall be granted, and the timing of any such awards
•    grant awards to participants and determine their terms and conditions, including the number of shares subject to awards and the exercise or purchase price of such shares and the circumstances under which awards become exercisable or vested or are forfeited or expire
•    establish any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any award
•    prescribe and amend the terms of the agreements or other communications evidencing awards made under the 2022 Plan (which need not be identical) and the terms or form of any document or notice required to be delivered to us by participants under the 2022 Plan
•    determine the appropriate adjustment, if any, required as a result of any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off or dividend, or other changes in the number or kind of outstanding shares or any stock or other securities into which such shares shall have been exchanged
•    interpret and construe the 2022 Plan, any rules and regulations under the 2022 Plan and the terms and conditions of any award granted thereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company, and
•    make all other determinations deemed necessary or advisable for the administration of the 2022 Plan.
Change of Control. Unless the Board expressly provides otherwise prior to a change of control or in an award agreement, in the event of a change of control of the Company, all outstanding options under the 2022 Plan vest and become exercisable on the date immediately before the change of control and all restrictions under restricted stock awards and restricted stock rights shall lapse or be deemed satisfied on the date immediately prior to the change of control.
A change of control is deemed to have occurred upon the occurrence of one of the following events:
•    any person or group of persons becomes the beneficial owner of shares of the Company to which 50% or more of the total number of votes for the election of directors may be cast;
•    as a result of a cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, persons who were directors immediately prior to the event cease to constitute a majority of the board;
•    stockholders approve an agreement providing either that the Company will cease to be an independent publicly owned corporation or for sale or other disposition of all or substantially all the assets of the Company; or
•    a tender offer or exchange offer is made for shares of our common stock (other than one made by us) and shares of common stock are acquired.
Award Types. The 2022 Plan authorizes the grant or award and issuance of incentive stock options, non-qualified stock options, restricted stock, and stock awards.
Stock Option Awards. Incentive stock options and non-qualified stock options may be granted pursuant the 2022 Plan. The Committee determines whether a stock option award is an incentive stock option or a non-qualified stock option and the terms of each stock option granted under the 2022 Plan, including the number of shares covered by an option, exercise price and means of payment, the vesting and exercisability of the option, and restrictions on transfer and the term. The stock options expire on the earliest of ten years after the date of grant, 60 days after the death or disability of the recipient, immediately upon termination of employment or service other than by death or disability, or on such date as the Committee determines. The Committee, in its sole discretion, may change by agreement the post-termination rights of a recipient, including accelerating the date or dates on which the option becomes vested and is exercisable following termination of employment or service, or extend the period. Options granted under the plan may be exercised by delivering cash, a cashless exercise, or by delivering to us the proceeds of shares of our common stock issuable under an option.
Incentive Stock Options. An incentive stock option is an award in the form of a stock option to purchase shares that is intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended and the rules and regulations thereunder (“Code”). The exercise price of each incentive stock option will not be less than the fair market value of our shares on the date on which the stock option is granted. Notwithstanding the foregoing, if a participant owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company, the exercise price of such option must be at least 110% of the fair market value of a share of our common stock on the date of grant and the option must expire within a period of not more than five years from the date of grant
Non-Qualified Stock Option. A non-qualified stock option is an award in the form of a stock option to purchase shares. Non-qualified stock options do not qualify for the special tax treatment accorded to incentive stock options under Section 422 of the Code. The exercise price of each non-qualified stock option will not be less than the fair market value of a share of our common stock on the date on which the stock option is granted.
Restricted Stock and Stock Awards. An award of restricted stock consists of a specified number of shares of our common stock that are subject to restrictions on transfer, conditions of forfeiture, and any other terms and conditions for periods determined by the Committee. Prior to the termination of the restrictions, a participant may be able to vote and receive dividends on the restricted stock unless the Committee determines otherwise but may not sell or otherwise transfer the shares.
The Committee may also make stock awards of common stock without restrictions, except that if the award is in lieu of salary, service fee, cash bonus or other cash compensation, the number of shares covered by an award shall be based on the fair market value of such shares on the date of grant.
The Committee has discretion to determine the terms of any award of restricted stock, including the number of shares subject to the award, and the minimum period over which the award may vest, and the acceleration of any vesting in the event of death, disability or change of control, as discussed above with regard to options.
Award Agreements. Each award under the 2022 Plan that is share based will be evidenced by an award agreement setting forth the number of shares subject to the award, the purchase or exercise price, if any, the term of the award, the vesting period, and any performance criteria. The award agreement will also set forth such other material terms and conditions as the Committee may deem appropriate to the award consistent with the terms of the 2022 Plan.
Transferability. Awards are not transferable or assignable unless provided otherwise by the Committee with respect to certain specified family-related transfers.
Amendment and Termination. Our Board may amend, terminate, or modify the 2022 Plan at any time, without stockholder approval, unless required by the Code, pursuant to Section 16 under the Exchange Act, or by any national securities exchange or system on which our common stock is then listed or reported, or by any regulatory body.
Benefits under the Plan. As of April 25, 2022, no awards have been made under the 2022 Plan. All future awards under the 2022 Plan are to be based on future performance and will be made in the discretion of the Committee.
Vote Required for Approval
To be approved, the 2022 Stock INcentive PLan requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon.
The Board recommends that stockholders vote FOR the approval of the 2022 Stock Incentive Plan.

PROPOSAL 4
NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION ("SAY ON PAY")
In accordance with the non-binding stockholder advisory vote on the frequency of stockholder vote on named executive officer compensation at the annual meeting of stockholders held in 2019, the Board has authorized, approved, and directed that the compensation of the named executive officers of the Company be submitted to the stockholders of the Company for a non-binding advisory vote to approve such compensation.
Vote Required for Approval
To be approved, the non-binding advisory vote regarding ratification of the compensation paid to the named executive officers of the Company requires the affirmative vote of the holders of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon.
The Board recommends that stockholders vote FOR the ratification of the compensation paid to our named executive officers.

ADDITIONAL INFORMATION
No Incorporation by Reference
In the Company’s filings with the Securities and Exchange Commission, or SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the filing. Based on SEC regulations, the “Audit Committee Report” and the “Compensation Committee Procedures,” specifically are not incorporated by reference into any other filings by the Company with the SEC. In addition, this Proxy Statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.
Stockholder Communication with the Board
A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the Company shall direct the communication in writing to Tecogen Inc., attention Corporate Secretary, 45 First Avenue, Waltham, MA 02451. If such communication is intended for some or all of the members of the Board, the mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” The Corporate Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the Company or are otherwise inappropriate. All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all or individual members of the Board. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.
Householding of Proxy Statements
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or Notice of Internet Availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are our stockholders may “household” our proxy materials. In that event, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker and the Company's Secretary in writing at 45 First Ave, Waltham, MA 02451 or by telephone at (781) 466-6400. The Company will promptly deliver, without charge, an additional copy of any such Proxy Statement and annual report upon request. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.
Other Proposed Action
The Board does not intend to bring any other matters before the Annual Meeting, nor does the Board know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board.
By Order of the Board of Directors
TECOGEN INC.
/s/ John K. Whiting, IV
John K. Whiting, IV
Secretary of the Corporation

APPENDIX A

TECOGEN INC.

2022 STOCK INCENTIVE PLAN

ARTICLE I
Establishment, Purpose, and Duration

1.1 Establishment of the Plan. Tecogen Inc., a Delaware corporation ("Company"), hereby establishes a stock incentive plan to be known as the "Tecogen Inc. 2022 Stock Incentive Plan," as set forth below. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein.

This Plan was adopted by the Board of Directors of the Company on March 8, 2022 ("Effective Date").

1.2 Purpose of the Plan. The purpose of this Plan is to promote the interests of the Company and its stockholders by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling corporate objectives.

1.3 Effectiveness of Plan; Duration of the Plan. The Plan shall commence on the Effective Date, subject to stockholder approval within one (1) year of the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article X herein, until the tenth anniversary of the Effective Date, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date, which shall remain valid in accordance with their terms. No Option granted under the Plan may be exercised, no Shares shall be issued under the Plan, and no Award shall be settled, until the Plan is approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all Awards previously granted under the Plan shall immediately and automatically terminate and cease to be outstanding, and no further Awards shall be granted under the Plan.

ARTICLE II
Definitions

2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act.

(b) "Agreement" or “Award Agreement” means a written agreement or other communication evidencing the terms and conditions of an Award in the form of an agreement signed by an authorized officer (or other authorized representative) of the Company and by the Participant or a certificate, notice, term sheet or similar communication.

(c) "Award" means, individually or collectively, a grant under this Plan of Options, Restricted Stock Awards, or Stock Awards.

(d) "Board" or "Board of Directors" means the Board of Directors of the Company.

(e) “Change of Control” shall have the meaning set forth in Article XI.

(f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations thereunder.

(g) "Committee" shall have the meaning set forth in Section 3.1 or the Board of Directors if no such committee has been appointed.

(h) “Common Stock” means the common stock, $.001 par value per share, of the Company.

(i) "Company" means Tecogen Inc., a Delaware corporation, including all Subsidiaries and Affiliates (including any entity that becomes a Subsidiary or Affiliate after the adoption of the Plan), or any successor thereto as provided in Section 12.2 hereof.

(j) “Director” means an individual who both is a director of the Company and is not an employee of the Company.

(k) “Disability” means the Participant’s becoming disabled within the meaning of Section 22(e)(3) of the Code, or as otherwise determined by the Committee in its discretion.

(l) "Employee" means any officer or other employee (including a director who is also an officer or employee) of the Company as defined in General Instruction A to the Form S-8 Registration Statement promulgated under the Securities Act of 1933, as amended, or any successor form or statute as determined by the Committee.

(m) “Fair Market Value” means on any given date (i) the closing sale price of the shares of the Company’s Common Stock (or any security of the Company issued in substitution, exchange or in lieu thereof), on any established national securities exchange or exchanges on such date, (ii) if the Common Stock is not listed and traded upon a national securities exchange and there are reports of stock prices by a recognized quotation service, upon the basis of the mean between the closing bid and asked quotations for such stock on such date as reported by such recognized stock quotation service, (iii) if in (i) or (ii) above, as applicable, there were no sales or bids or quotes, as the case may be, upon such date reported as provided above, the respective prices on the most recent prior day on which sales or bids or quotes, as the case may be, were so reported, or (iv) if fair market value of the Common Stock cannot be established under subparagraphs (i), (ii), or (iii) above, then it shall be the fair market value as determined in good faith by the Committee.

(n) “Incentive Stock Option” means any Option designated as such and which is intended to meet the requirements of Section 422 of the Code.

(o) “Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

(p) “Option” means a right to purchase Common Stock and includes an Incentive Stock Option and Non-Qualified Stock Option.

(q) "Participant" means an Employee, Director or consultant who has been granted an Award under the Plan.

(r) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

(s) "Plan" means the “Tecogen Inc. 2022 Stock Incentive Plan” as described herein as hereafter from time to time amended.

(t) “Restricted Stock” means Stock issued or granted pursuant to a Restricted Stock Award under Article VII.

(u) “Restricted Stock Award” means an award of Stock under Article VII that is subject to restrictions imposed pursuant to such Article.

(v) "Secretary" means the officer designated as the Secretary of the Company.

(w) "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(x) "Stock" or "Share" means the Common Stock of the Company.

(y) “Stock Award” means an award of Stock pursuant to Article VIII of the Plan.

(z) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code Section 424(f).

(aa) “Substitute Award” means an Award granted in connection with a transaction in substitution, exchange, conversion, adjustment, assumption or replacement of awards previously granted by an entity acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or an Affiliate merges or otherwise combines.

ARTICLE III
Administration

3.1 General. The Plan shall be administered by the Board or a Committee designated by the Board consisting of two (2) or more directors appointed from time to time by the Board each of whom shall be a "Non-Employee Director," as defined in Rule 16b-3 under the Securities Exchange Act (as amended or any successor rule thereto) (“Rule 16b-3”). Notwithstanding the foregoing, the Board may, in its discretion, delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to employees who are not subject to Section 16 of the Securities Exchange Act at the time any such delegated authority or responsibility is exercised. Such other committee may consist of two (2) or more directors who may, but need not, be officers or employees of the Company or of any of its Subsidiaries or Affiliates. To the extent that the Board has delegated to such other committee the authority and responsibility of the Committee pursuant to the foregoing, all references to the Committee in the Plan shall be to such other committee. The Committee may delegate any or all aspects of the day-to-day administration of the Plan to one or more officers or employees of the Company or any Affiliate, and/or to one or more agents.

3.2 Committee Powers. Subject to the express provisions of this Plan, including, without limitation, Section 12.15, the Committee shall be authorized and empowered to take all actions that it determines to be necessary or appropriate in connection with the administration of this Plan, including, without limitation: (i) to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; (ii) to determine which persons are eligible to be granted Awards under the Plan, to which of such persons, if any, Awards shall be granted hereunder and the timing of any such Awards; (iii) to grant Awards to Participants and determine the terms and conditions of Awards, including the number of Shares subject to Awards, the exercise or purchase price of such Shares, and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; (iv) to establish any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; (v) to prescribe and amend the terms of Award Agreements or other communications evidencing Awards made under this Plan (which need not be identical) and the terms of or form of any document or notice required to be delivered to the Company by Participants under this Plan; (vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 4.3; (vii) to interpret and construe this Plan and the Award Agreements, any rules and regulations under this Plan, and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; (viii) to accelerate the vesting or exercisability of any Award; and (ix) to make all other determinations and to take all other actions deemed necessary or advisable for the administration of this Plan in its sole judgment and discretion. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

3.3 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Employees, Directors or consultants as may be selected by it. To the extent determined by the Committee, each Award shall be evidenced by an Agreement.

3.4 Decisions Binding. All determinations, decisions and interpretations made by the Committee regarding the provisions of the Plan, the Award Agreement, any rules or regulations under the Plan, and the terms and conditions of any Award granted under the Plan, shall be final, conclusive and binding on all Participants, beneficiaries, heirs, assignees, or other person holding or claiming rights under the Plan or any Award.

3.5 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on any Award, and the Board may amend the Plan in any such respects, as it may determine are necessary or desirable to satisfy the provisions of Rule 16b-3. Every provision of the Plan shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

ARTICLE IV
Stock Subject to the Plan

4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 3,800,000 Shares. The Company shall reserve and set aside for issuance pursuant hereto the maximum aggregate number of Shares provided for in the immediately preceding sentence. Except as provided in Section 4.3 herein, the issuance of Shares in connection with Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

4.2 Certain Award Limits.

a.Directors. The maximum aggregate amount of all Awards granted to a Director under the Plan in a calendar year shall not exceed $100,000.

a.Options. Subject to Section 4.1, the maximum aggregate number of Shares for which Options may be granted in any calendar year to an individual Participant shall not exceed 1.5% of the Company’s issued and outstanding Shares on December 31 of the calendar year immediately preceding the date of grant of an Award, calculated in a manner consistent with the method for calculating outstanding Shares as reported in the Company’s annual report on Form 10-K. The number of Shares available for grant or issuance pursuant hereto in any calendar year shall be increased by the number of Shares available for grant or issuance in previous calendar years but not covered by Options granted or exercised in previous calendar years.

a.Restricted Stock Awards and Stock Awards. Subject to Section 4.1, the maximum aggregate number of Shares for which Restricted Stock Awards or Stock Awards may be granted in any calendar year to an individual Participant shall not exceed 1.5% of the Company’s issued and outstanding Shares on December 31 of the calendar year immediately preceding the date of grant of an Award, calculated in a manner consistent with the method for calculating outstanding Shares as reported in the Company’s annual report on Form 10-K. The number of Shares available for grant or issuance pursuant hereto in any calendar year shall be increased by the number of Shares available for grant or issuance in previous calendar years but not covered by Restricted Stock Awards or Stock Awards granted or exercised in previous calendar years.

4.3 Issuance of Shares. For purposes of this Article IV, the aggregate number of Shares available for Awards under this Plan at any time shall not be reduced with respect to Shares attributable to Awards that have been canceled, expired, forfeited, or settled in cash. Substitute Awards may be granted under this Plan and such Substitute Awards shall not reduce the aggregate number of Shares available for Awards under this Plan.

4.4 Capital Adjustments.

(a) The existence of this Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, Common Stock, preferred stock or prior preference stock ahead of or affecting the Company’s Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

(b) In the event of any change in the capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the outstanding Common Stock as a class, the Committee, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to: (i) the maximum number of shares of Common Stock or class of shares reserved for issuance under the Plan, (ii) the maximum number of shares of Common Stock or class of shares which may be sold or awarded to any Participant, (iii) the number of shares of Common Stock or class of shares covered by each outstanding Award, and (iv) the price per share in respect of the outstanding Awards. Notwithstanding the foregoing, the Board may only increase the aggregate number of shares of Common Stock for which Awards may be granted under the Plan solely to reflect the changes, if any, of the capitalization of the Company or any Subsidiary or Affiliate. The Company may also make such adjustments in the number of shares covered by, and the price or other value of, any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

(c) No right to purchase fractional Shares shall result from any adjustment in Awards pursuant to this Section 4.4. In case of any such adjustment, the Shares subject to the Award shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by the Company to each Participant, which shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

(d) Any adjustment to Options made pursuant to this Section 4.4 shall satisfy all requirements necessary to prevent the adjusted Award from being treated as the grant of a new stock right or change in the form of payment within the meaning of Code Section 409A and the regulations thereunder.

(e) Subject to Section 12.15, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

ARTICLE V
Eligibility

All Employees, Directors and consultants of the Company may participate in the Plan. Options intending to qualify as Incentive Stock Options may only be granted to employees of the Company or any Subsidiary within the meaning of the Code.

ARTICLE VI
Options

6.1 Options. The Committee may grant an Option or provide for the grant of an Option, either from time-to-time in the discretion of the Committee or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals. Except to the extent provided herein, no Participant (or his or her legal representative, heir, assignee or beneficiary of a deceased Participant) shall have any rights as a stockholder with respect to any Shares subject to an Option granted hereunder until said Shares have been issued. Options granted pursuant to the Plan need not be identical, but each Option must contain and be subject to the terms and conditions set forth below. Options granted under the Plan may qualify as Incentive Stock Options under Section 422 of the Code or Non-Qualified Options that do not qualify as incentive stock options under Section 422 of the Code.

a.Award Agreement. Each Option shall be evidenced by an Award Agreement identifying the Option represented thereby as an Incentive Stock Option or Non-Qualified Stock Option, as the case may be. Each Award Agreement shall contain provisions regarding (i) the number of Shares subject to the Award or a formula for determining such number, (ii) the exercise price under the Option, and the means of payment, (iii) such terms and conditions on the grant, issuance, vesting and exercisability of the Options as may be determined from time to time by the Committee, (iv) restrictions on the transferability of the Award, and (v) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee.

(b) Exercise Price. The Committee shall determine the exercise price of all Options which price (except for Substitute Awards) shall be no less than the Fair Market Value of a Share on the date of grant; provided, however, that the exercise price per Share with respect to an Option that is granted in connection with a merger or other acquisition as a Substitute Award for options held by optionees of the acquired entity may be less than 100% of the Fair Market Value on the date such Option is granted. The terms and conditions of any Substitute Award shall meet all requirements necessary to prevent such Substitute Awards from being treated as the grant of a new stock right or a change in the form of payment within the meaning of the final regulations under Code Section 409A. Each Award may be exercised in whole or in part on the terms provided in the Award Agreement.

(c) Vesting and Exercisability. The Committee shall have the right to make the timing of the ability to exercise any Option subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Committee, provided that no Option awarded to a Participant shall provide for full vesting in a period of less than one year, other than as a result of or upon the death or disability or retirement of the Participant or a Change of Control of the Company.

(d) Duration of Options. Each Option shall expire on the earliest of (i) ten (10) years from the date it is granted, (ii) sixty (60) days following the date of the termination of Participant’s employment or service by reason of death or Disability, (iii) subject to subsection (e)(ii) below, immediately upon the termination of a Participant’s employment or service other than by reason of death or Disability, or (iv) such date as the Committee shall determine, as set forth in the relevant Award Agreement; provided that the Committee, in its sole discretion, may change, by any agreement approved by the Committee, the post-termination rights of a Participant, including accelerating the dates upon which all or a portion of any outstanding Options held by a Participant may become vested or be exercised following such termination of employment or service and extend the period during which such Options may be exercised by the Participant.

(e) Termination of Employment or Service. Unless the Committee (or the terms of a Participant’s employment or service agreement) provides otherwise:

(i) Due to Death or Disability. If a Participant ceases to be an Employee by reason of his or her death or Disability prior to the vesting of an Option, or if a Participant’s death occurs within sixty (60) days of the termination of his employment, any Options not vested as of the date of such death or Disability shall vest and become exercisable in accordance with the terms of the Award Agreement as determined by the Committee.

(ii) Due to Reasons Other Than Death or Disability. If Participant ceases to be an Employee for any reason other than death or Disability, all Options shall terminate immediately without notice of any kind.

(f) Method of Exercise. Options may be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised. The exercise price shall be payable to the Company in full by the Participant who, if so provided in the Award Agreement, may: (i) deliver cash in satisfaction of all or any part of the exercise price; (ii) deliver, or cause to be withheld from the Option, shares of Stock, valued at Fair Market Value on the date of exercise, in satisfaction of all or any part of the exercise price; or (iii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to sell immediately some or all of the Shares acquired by exercise of the Option and to promptly deliver to the Company an amount of the sale proceeds (and in lieu of or pending a sale, loan proceeds) sufficient to pay the exercise price. For purposes of payment described in (iii) above, the exercise shall be deemed to have occurred on the date the Company receives the exercise notice, accompanied by the broker instructions.

(g) Incentive Stock Options. In the case of an Incentive Stock Option, each Option shall be subject to any terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify the Option as an Incentive Stock Option. Notwithstanding anything to the contrary in this Article VI, in the case of an Incentive Stock Option (a) if the Participant owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (“10% Stockholder”), the exercise price of such Option must be at least 110% of the Fair Market Value of the Common Stock on the date of grant and the Option must expire within a period of not more than five years from the date of grant, (b) termination of employment will be deemed to occur when the person to whom an Award was granted ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company and its Subsidiaries, and (c) the number of Shares that may be issued upon exercise of Incentive Stock Options shall not exceed the aggregate number of Shares stated in Section 4.1. Notwithstanding anything in this Section 6 to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and shall be deemed Non-Qualified Stock Options) to the extent that either (i) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company) exceeds $100,000, taking Options into account in the order in which they were granted, and (ii) such Options otherwise remain exercisable but are not exercised within sixty (60) days of the date of termination of employment (or such other period of time provided in Section 422 of the Code).

(h) No Rights as Shareholder. No Participant shall have any rights as a stockholder with respect to Shares subject to an Option until the date of effective exercise of such Option.

(i) No Repricing; No Reload Grants. Except for adjustments pursuant to Section 4.4, at any time when the exercise price of an Option exceeds the Fair Market Value of a Share, the Company shall not, without stockholder approval, reduce the exercise price of such Option or exchange such Option for a new Award with a lower (or no) exercise price or for cash. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other stock option.

ARTICLE VII
Restricted Stock Awards

7.1 Restricted Stock Awards. Except as set forth in this Plan, a grant of a Restricted Stock Award under the Plan shall consist of Shares, the grant, issuance, retention, vesting and/or transferability of which are subject, during specified periods of time, to such conditions and terms as the Committee deems appropriate. Restricted Stock Awards granted pursuant to the Plan need not be identical, but each grant of Restricted Stock Awards must contain and be subject to the terms and conditions set forth below:

a.Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement. Each Award Agreement shall contain provisions regarding (i) the number of Shares subject to the Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment, if any, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Restricted Stock Award as may be determined from time to time by the Committee, (iv) restrictions on the transferability of the Award, and (v) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Committee. Shares issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Committee or this Plan may provide.

a.Vesting and Lapse of Restrictions. Subject to the terms and conditions of this Plan, the grant, issuance, retention, vesting and/or settlement of Shares pursuant to a Restricted Stock Award shall occur at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of Shares pursuant to a Restricted Stock Award subject to continued employment or service, passage of time and/or such performance criteria as deemed appropriate by the Committee.

a.Rights as a Stockholder. Unless the Committee provides otherwise, a Participant shall have all voting, dividend, liquidation and other rights with respect to Shares issued pursuant to a Restricted Stock Award held by (or on behalf of) such Participant as if the Participant held unrestricted Stock; provided that the unvested portion of any Restricted Stock Award shall be subject to any restrictions on transferability or risks of forfeiture imposed pursuant to Sections 7.1(a), (b) and (d). Unless the Committee otherwise determines or unless the terms of the applicable Award Agreement or grant provides otherwise, any non-cash dividends or distributions paid with respect to Shares underlying an unvested Restricted Stock Award shall be subject to the same restrictions and vesting schedule as the Shares to which such dividends or distributions relate.

a.Termination of Employment or Service. Unless the Committee (or the terms of a Participant’s employment or service agreement) provides otherwise:

(i) Due to Death or Disability. If a Participant ceases to be an Employee by reason of his or her death or Disability prior to the lapse of restrictions on Shares issued pursuant to a Restricted Stock Award, or if an Employee’s death occurs within sixty (60) days of the termination of his or her employment, any and all restrictions on Shares issued pursuant to a Restricted Stock Award that remain subject to such restrictions immediately prior to the date of his or her death shall lapse in accordance with the terms of the Award Agreement as determined by the Committee.

(ii) Due to Reasons Other Than Death or Disability. If a Participant ceases to be an Employee for any reason other than death or Disability, all Shares issued pursuant to an unvested Restricted Stock Award then held for the benefit of a Participant, all rights to receive dividends thereon and other stockholder rights therewith shall immediately terminate without notice of any kind and the Shares underlying the unvested Restricted Stock Awards shall be forfeited by the Participant; provided that the Committee, in its sole discretion, may change, by any agreement approved by the Committee, the post-termination rights of a Participant, including accelerating the dates upon which all or a portion of any outstanding Restricted Stock Awards held by a Participant may become vested, be exercised and/or the Shares settled following such termination of employment or service and extend the term of such Restricted Stock Awards.

(e) Certificates. The Committee may require that certificates representing Shares issued pursuant to a Restricted Stock Award be retained and held in escrow by the Secretary or such other employee or agent of the Company or any Subsidiary or Affiliate as the Committee may designate until any restrictions applicable to shares issued pursuant to a Restricted Stock Award so retained have been satisfied or lapsed. Each certificate issued in respect to a Restricted Stock Award may, at the election of the Committee, bear the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Tecogen Inc. 2022 Stock Incentive Plan and a Restricted Stock Award Agreement. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and the Award, a copy of each of which is on file in the office of the Secretary of Tecogen Inc.”

ARTICLE VIII
Stock Awards

8.1 Stock Awards. A Participant may be granted one or more Stock Awards under the Plan, including, in the sole discretion of the Committee, in lieu of salary, service fee, cash bonus (including a performance bonus award), or other cash compensation. Stock Awards shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. If a Stock Award is in the form of a performance bonus which is a combination of cash and Stock Awards, the portion of the performance bonus comprised of cash and Stock Awards will be determined by the Committee based upon the Committee’s judgment as to the best interests of the Company as a whole, taking into account both long-term and short-term strategic goals. If a Stock Award is granted in lieu of salary, service fee, cash bonus or other cash compensation, the number of Shares covered by an Award shall be based upon the Fair Market Value of such Shares on the date of grant, and such Shares shall be awarded in lieu of receipt of some or all of the Award in cash.

8.2 Rights as a Stockholder. A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares issued to the Participant as a Stock Award under this Article VIII upon the Participant becoming the holder of record of the Shares granted pursuant to such Stock Award; provided that the Committee may impose such restrictions on the assignment or transfer of Shares awarded pursuant to a Stock Award as it considers appropriate.

ARTICLE IX
Director Awards

9.1 Director Awards. The Committee shall determine all Awards to Directors. The terms and conditions of any grant to any such Director may be set forth in an Award Agreement. Directors may only be granted Awards under the Plan in accordance with this Section 9.1 and such Awards shall not be subject to management’s discretion. From time to time, the Committee shall set the amount(s) and type(s) of Awards that shall be granted to all Directors on a periodic, nondiscriminatory basis, as well as any additional Award(s) to be granted, also on a periodic, nondiscriminatory basis, based on one or more of the following: service of a Director as the chair of a committee of the Board, service of a Director as Chairman of the Board or Lead Director, the number or type of committees of the Board on which a Director serves or the first selection or appointment of an individual to the Board as a Director. Subject to the limits set forth in Section 4.1 and the foregoing, the Committee shall pursuant to the Plan grant such Awards to Directors, as it shall from time to time determine. If a Director subsequently becomes an Employee, the service requirement of the Award can be satisfied by such subsequent employment and the Award shall not terminate solely because of the change in status.

ARTICLE X
Amendment, Modification, and Termination of the Plan

10.1 Amendment, Modification, and Termination. At any time and from time to time, the Board may terminate, amend or modify the Plan. Such amendment or modification may be without shareholder approval, except to the extent shareholder approval is required by the Code, pursuant to the rules under Section 16 of the Securities Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

10.2 Awards Previously Granted. No termination, amendment, or modification of the Plan, other than pursuant to Section 4.3 herein, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

ARTICLE XI
Change of Control

11.1 Change of Control.

(a) In the event of a Change of Control (as defined in paragraph (b), below) of the Company, and except as the Board may expressly provide otherwise in resolutions adopted prior to the Change of Control or in an Award Agreement:

(i) All outstanding Options shall vest and become exercisable immediately prior to the date of the Change of Control and shall be exercisable at any time within six (6) months after the Participant ceases to be an

Employee or Director or for such longer period provided for exercise after the Participant ceases to be an Employee or Director as set forth in the Award.

(ii) All restrictions and conditions of all Restricted Stock Awards outstanding shall lapse or be deemed satisfied as of the date immediately prior to the date of the Change of Control and Shares free of restriction shall be delivered to Participants.

(b) “Change of Control” shall be deemed to have occurred upon the occurrence of any one or more of the following events, other than a transaction with another person controlled by the Company or its officers and directors, or a benefit plan or trust established by the Company for its employees:

(i) Any person, including a group as defined in Section 13(d)(3) of the Securities Exchange Act, becomes the beneficial owner of shares of the Company to which fifty percent (50%) or more of the total number of votes for the election of the Board may be cast;

(ii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the above, persons who were directors of the Company immediately prior to such event shall cease to constitute a majority of the Board;

(iii) The stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for sale or other disposition of all or substantially all the assets of the Company; or

(iv) A tender offer or exchange offer is made for shares of the Company’s Common Stock (other than one made by the Company), and shares of Common Stock are acquired thereunder.

Notwithstanding anything in this Section 11.1 to the contrary, payment of the portion of any Award that is subject to Code §409A shall not be accelerated pursuant to this Section 11.1 unless the event also qualifies as a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Treas. Reg. §1.409A-3(i)(5).

ARTICLE XII
General

12.1 Tax Withholding. The Company, a Subsidiary or Affiliate shall be entitled to: (a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company, Subsidiary or an Affiliate), including all payments under this Plan, or make other arrangements for the collection of (including through the sale of Shares otherwise issuable pursuant to the applicable Award), all legally required amounts necessary to satisfy any and all Federal, state, local and foreign withholding and employment-related tax requirements attributable to an Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Award; or (b) require a Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Award. To the extent specified by the Committee, withholding may be satisfied by withholding Stock to be received upon vesting of an Award or by delivery to the Company of previously owned Stock. In addition, the Company may reasonably delay the issuance or delivery of Shares pursuant to an Award as it determines appropriate to address tax withholding and other administrative matters. Notwithstanding the foregoing, no “executive officer” shall be permitted to satisfy the purchase price or withholding obligation with respect to an Award by using a method of payment otherwise authorized under the Plan or an Award Agreement if such method of payment would constitute a personal loan under Section 13(k) of the Securities Exchange Act. If an Award Agreement to a Participant who is not an “executive officer” authorizes a method of payment that would constitute a personal loan under Section 13(k) of the Securities Exchange Act and the Participant

subsequently becomes an “executive officer,” then the payment method shall no longer be available to the Participant and the Committee shall take whatever steps are necessary to make such payment method void as to such Participant, including but not limited to requiring the immediate payment of any note or loan previously obtained in connection with an Award.

12.2 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, reorganization or other transaction entered into by the Company.

12.3 Termination of Employment.

(a) Transfers of employment between or among the Company, a Subsidiary and an Affiliate will not constitute termination of employment for purposes of any Award.

(b) The Committee may specify whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Award and the Plan.

(c) Notwithstanding anything in this Section 12.3 to the contrary, if any portion of an Award that is subject to Code Section 409A may be distributed upon the event of a Participant’s termination of employment, the Participant will be deemed to have a termination of employment with respect to such portion of the Award if and only if the Participant has a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h).

12.4 Performance-Based Compensation. Notwithstanding satisfaction of any performance goals, the number of Shares issued under an Award may be reduced by the Committee on the basis of such further considerations as the Committee shall determine.

12.5 Requirements of Law. The granting of Awards and the issuance of shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required. No shares of Stock shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with and to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of such Award or the issue or purchase of Shares thereunder, the restrictions on such Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. In connection with any such issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. Without amending the Plan, the Committee may grant Awards to Employees and Directors who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of this Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Subsidiary or Affiliate may operate or have Employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit this Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of this Plan.

12.6 Conditions and Restrictions Upon Securities Subject to Awards. The Committee may provide that the Shares subject to or issued under an Award shall be subject to such further agreements,

restrictions, conditions or limitations as the Committee in its discretion may specify prior to the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions and method of payment for the Shares issued upon vesting or settlement of such Award (including the actual or constructive surrender of Shares already owned by the Participant) or payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy or pursuant to applicable law, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

12.7 Effect of Plan. The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Company, a Subsidiary or Affiliate, or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Participant, nor is it a contract between the Company or any of its Subsidiaries or Affiliates and any Participant. Participation in the Plan shall not give any Participant any right to be retained in the service of the Company or any of its Subsidiaries or Affiliates. No Award and no right under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature.

12.8 No Liability of the Company. The Company and any Subsidiary or Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, assignee, transferee, heir or legatee of the Participant, or any other person as to: (a) the non-issuance or sale of Stock as to which the Company has been unable to obtain, from any regulatory body having jurisdiction over the matter, the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; (b) any tax consequence to any Participant, assignee, transferee, heir or legatee of the Participant, or other person due to the receipt, exercise or settlement of any Award granted hereunder; or (c) any provision of law or legal restriction that prohibits or restricts the transfer of Shares issued pursuant to any Award.

12.9 Creditors. The interests of any Participant under the Plan or any Award Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, nor shall the Company be deemed to be a trustee of any rights granted under the Plan and rights to payment of Awards shall be no greater than the rights of the Company's general creditors.

12.10 Non-Transferability of Rights.

(a) Except as specifically provided in an Agreement pursuant to subsection (b) of this Section, no Awards granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or by the laws of descent and distribution. During the lifetime of a Participant to whom an Award is granted, the Award may be exercised only by the Participant or his legal representative.

(b) Any Award granted hereunder will be nontransferable and, accordingly, shall not be assignable, alienable, salable or otherwise transferable by any Participant, unless the Award Agreement, as determined in the discretion of the Committee, expressly authorizes all or a portion of the Awards to be granted to the Participant on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the Agreement pursuant to which Awards are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 12.10, and (z) subsequent transfers of transferred Awards shall be prohibited except those transferred by will or the laws of descent and distribution. Following transfer, any such Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of employment or service or cessation of Board service under an Award Agreement or Articles VI and VII shall continue to be applied with respect to the original Participant to whom the Award was granted, following which the Award shall be exercisable by the transferee only to the extent, and for the period specified in the Award Agreement or Articles VI and VII.

12.11 Governing Law. To the extent Federal laws do not control, the Plan and all Agreements hereunder shall be governed by, and construed and administered in accordance with, the laws of the State of Delaware, without regard to the conflict of law provisions of such state. The venue for any litigation related to the Plan or Awards will be in Middlesex County, Massachusetts.

12.12 Severability. In the event any provision of the Plan or any Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan or Agreement, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included. Furthermore, if the Committee cannot reasonably interpret any provision so as to avoid violation of Section 409A of the Code or constructive receipt of compensation under this Plan before the actual receipt of such compensation, this Plan shall be construed and enforced as if the provision had not been included.

12.13 Notices. All notices under the Plan shall be in writing, and if to the Company, shall be mailed to:
Tecogen, Inc.
45 First Avenue
Waltham, Massachusetts 02451
Attention: The Board of Directors

Notices to the Participant shall be delivered personally or mailed to the Participant at his address as it appears in the records of the Company. The address of any party may be changed at any time by written notice to the other party given in accordance with this provision.

12.14 Indemnification. No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on such member's behalf in his or her capacity as a member of the Committee for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer, director, agent and attorney of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including reasonable counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

12.15 Interpretation. This Plan is intended to satisfy the requirements of Code Section 409A and applicable guidance thereunder. This Plan shall be construed and administered accordingly. Therefore, to the extent an Award is subject to Code Section 409A, discretion otherwise permitted under the Plan is not intended to be exercised with respect to such Award in a manner which will violate the requirements of Code Section 409A. In addition:

(a) Separation from Service. If any amount shall be payable with respect to any Award hereunder as a result of a Participant’s termination of employment or other service and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan, termination of employment or other service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purpose of Code Section 409A.

(b) Timing of Payment to a Specified Employee. If any amount shall be payable with respect to any Award hereunder as a result of Participant’s “separation from service” at such time as the Participant is a “specified employee” and such amount is subject to the provisions of Code Section 409A, then notwithstanding any other provision of this Plan or the Award Agreement, no payment shall be made, except as permitted under Code Section 409A, prior to the first day of the seventh (7th) calendar month beginning after the Participant’s separation from service (or the date of his or her earlier death). The Company may adopt a specified employee policy that will apply to identify specified employees for all deferred compensation plans subject to Code Section 409A; otherwise, specified employees will be identified using the default standards contained in the regulations under Section 409A.

12.16 No Representation Made Regarding Code Section 409A Compliance. Notwithstanding any other provision in the Plan, the Company makes no representations that the Awards granted under the Plan shall be exempt from or comply with Code §409A and makes no undertaking to preclude Code Section 409A from applying to Awards granted under the Plan.

12.17 Conditions Upon Issuance of Shares. Shares will not be issued pursuant to an Award unless the issuance and delivery of such Shares pursuant thereto will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

Your Vote Counts! TECOGEN INC. 45 FIRST AVENUE WALTHAM, MA 02451 TECOGEN INC. 2022 Annual Meeting Vote by June 8, 2022 11:59 PM ET You invested in TECOGEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 9, 2022 1:00 p.m. Corporate Headquarters of Tecogen Inc. 45 First Avenue Waltham, MA 02451 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D84832-P74773

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D84833-P74773 01) Angelina M. Galiteva 02) John N. Hatsopoulos 03) Benjamin Locke 04) Ahmed F. Ghoniem 05) Earl Ray Lewis III 06) Fred Holubow 07) Ralph Jenkins 08) Abinand Rangesh 1. To elect eight (8) directors to the Board of Directors of the Company to hold office until the 2022 Annual Meeting or until their successors are duly elected and qualified: Nominees: 2. To ratify the selection of the firm of Wolf and Company P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To approve the adoption by the Board of Directors of the Company’s 2022 Stock Incentive Plan. 4. To approve on a non-binding advisory vote basis the compensation paid to our named executed officers. For For For For

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D84800-P74773 ! ! ! For All Withhold All For All Except For Against Abstain !! ! !! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. TECOGEN INC. 45 FIRST AVENUE WALTHAM, MA 02451 TECOGEN INC. Please indicate if you plan to attend this meeting. 01) Angelina M. Galiteva 02) John N. Hatsopoulos 03) Benjamin Locke 04) Ahmed F. Ghoniem 05) Earl Ray Lewis III 06) Fred Holubow 07) Ralph Jenkins 08) Abinand Rangesh 1. To elect eight (8) directors to the Board of Directors of the Company to hold office until the 2022 Annual Meeting or until their successors are duly elected and qualified: Nominees: The Board of Directors recommends a vote FOR ALL NOMINEES on Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4. 2. To ratify the selection of the firm of Wolf and Company P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To approve the adoption by the Board of Directors of the Company's 2022 Stock Incentive Plan. 4. To approve on a non-binding advisory vote basis the compensation paid to our named executed officers. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Yes No ! !! ! !! VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

D84801-P74773 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. TECOGEN INC. Annual Meeting of Stockholders June 9, 2022 at 1:00 p.m. This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Robert Panora and John K. Whiting, IV, or any one of them (with full power to act alone), as Proxies of the undersigned, with full power of substitution, to vote all of the common stock of Tecogen Inc. which the undersigned has the full power to vote at the Annual Meeting of Stockholders of Tecogen Inc. to be held at the Corporate Headquarters of Tecogen Inc. at 45 First Avenue, Waltham, Massachusetts 02451, on Thursday, June 9, 2022 at 1:00 p.m., and at any adjournments thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter set forth on the reverse side, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this proxy. Unless otherwise specified by the undersigned, this proxy will be voted FOR ALL NOMINEES on Proposal 1, FOR Proposal 2, Proposal 3, Proposal 4 and also will be voted by the proxy holders at their discretion as to any other matters properly transacted at the Annual Meeting or any postponement or adjournment thereof. (Continued, and to be marked, dated and signed, on the other side)